   As filed with the Securities and Exchange Commission on April 23, 1999

                            Registration No. 33-65243
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549
                       ___________________________________

                         Post-Effective Amendment No. 3
                                       to
                                    FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933
                       ___________________________________

                               VARIABLE ACCOUNT C
                      OF FORTIS BENEFITS INSURANCE COMPANY
                              (Exact name of trust)

                        FORTIS BENEFITS INSURANCE COMPANY
                    (formerly Western Life Insurance Company)
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
          (Complete address of depositor's principal executive offices)
                     _______________________________________

                            RHONDA  J. SCHWARTZ, ESQ.
                                 P. O. Box 64284
                            St. Paul, Minnesota 55164
                (Name and complete address of agent for service)
                     _______________________________________

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies


It is proposed that this filing will become effective (check appropriate line):

    _____  Immediately upon filing pursuant to paragraph (b) of Rule 485.
    __X__  On May 1, 1999 pursuant to paragraph (b) of Rule 485.
    _____  60 days after filing pursuant to paragraph (a) of Rule 485.
    _____  On _____________ pursuant to paragraph (a) of Rule 485.

                       ___________________________________

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1998 on March 24, 1999.

                               FORTIS WALL STREET SERIES SURVIVOR VUL PROSPECTUS



     [LOGO]
           FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICIES (THE
                                  "POLICIES")


                                          ISSUED BY
                         FORTIS BENEFITS INSURANCE COMPANY ("FORTIS")

                                  HOME OFFICE:

Mailing Address:           Street Address:            Telephone:
P.O. Box 64284             500 Bielenberg Drive       (800) 800-2000
St. Paul, MN 55164         Woodbury, MN 55125         Ext. 3028


The flexible premium Survivorship variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company. The Policies are designed to



- provide lifetime insurance coverage on the joint lives of the insureds named in the Policies


-  allow flexibility in premium payments and death benefits

-  give you several variable investment options from which to choose


    The Policy provides for a death benefit payable upon the death of the second to die of the two insureds (the "surviving insured"). There is no benefit payable on the death of the first insured to die.



    OTHER CHOICES YOU HAVE. During the lifetime of the surviving insured, you can also (1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the death of the surviving insured, be added to the insurance proceeds we otherwise will pay to the beneficiary.



    CHARGES AND EXPENSES. We deduct charges and expenses from the amounts you invest. These are described beginning on page 5.



    RIGHT TO RETURN. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. To exercise your right to return your Policy, you must mail it directly to the Home Office address shown above or return it to the Fortis representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the Fortis general account for 20 days following the date the Policy is mailed to you. Then we will automatically allocate your investment among the investment options shown on page 3, as you have chosen. Any additional premium we receive during the 20-day period will also be invested in the general account option and allocated to your chosen investment options at the same time as your initial premium.


THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS MAY 1, 1999.



  [LOGO]
and Fortis-SM- are registered servicemarks of Fortis (NL) NV and Fortis (B).



98350 (5/99)

                            GUIDE TO THIS PROSPECTUS


    BASIC INFORMATION. This prospectus contains information that you should know before you purchase a survivorship variable universal life policy ("Policy") or exercise any of your rights under a Policy.


    Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                                PAGES TO SEE IN THIS
                BASIC QUESTIONS YOU MAY HAVE                         PROSPECTUS
------------------------------------------------------------  -------------------------

-What are my investment options?............................                        3

-How can I invest money in a Policy?........................                        3

-How will the value of my investment in a Policy change over
 time?......................................................                        4

-What is the basic amount of insurance ("death benefit")
 that Fortis pays when the surviving insured person dies?...                        5

-What charges will Fortis deduct from my investment in a
  Policy?...................................................                        6

-What charges and expenses will the Funds deduct from
 amounts invested through my Policy?........................                        8

-Must I invest any minimum amount in a Policy?..............                        9

-How can I change my Policy's investment options?...........                       10

-How can I change my Policy's insurance coverage?...........                       10

-What additional rider benefits might I select?.............                       11

-How can I access my policy value?..........................                       12

-Can I choose the form in which Fortis pays out the proceeds
 from my Policy?............................................                       13

                                                                PAGES TO SEE IN THIS
                BASIC QUESTIONS YOU MAY HAVE                         PROSPECTUS
------------------------------------------------------------  -------------------------

-To what extent can Fortis vary the terms and conditions of
 the Policies in particular cases?..........................                       14

-How will my Policy be treated for income tax purposes?.....                       14

-How do I communicate with Fortis?..........................                       15



    ILLUSTRATIONS OF A HYPOTHETICAL POLICY. Starting on page 16, we have included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your Fortis representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.



    ADDITIONAL INFORMATION. You may find the answers to other questions you have under "Additional Information" beginning on page 21, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 21. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your Fortis representative or our Home Office (see page 1).



    FORTIS' FINANCIAL STATEMENTS. We have included our financial statements in this prospectus. These begin on page 32.



    SPECIAL WORDS AND PHRASES. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 33). That index will tell you on what page you can read more about many of the words and phrases that we use.

                          BASIC QUESTIONS YOU MAY HAVE

WHAT ARE MY INVESTMENT OPTIONS?

    You can invest in any of the following variable investment options. You may change your selections from time to time:

                  DOMESTIC STOCK
                  ------------------------------
Small Cap         Fortis-Aggressive Growth
                  Series
                  Berger-Small Cap Value Series

Mid Cap           Fortis-Growth Stock Series
                  Dreyfus-Mid Cap Stock Series

Large Cap         Alliance-Large Cap Growth
                  Series
                  T. Rowe Price-Blue Chip Stock
                  Series
                  Dreyfus-S&P 500 Index Series
                  Fortis-Growth & Income Series
                  Fortis-Value Series
                  Fortis-Asset Allocation Series

                  INTERNATIONAL STOCK
                  ------------------------------
Lazard Freres-International Stock Series
Fortis-Global Growth Series
Morgan Stanley-Global Asset Allocation Series

                  DOMESTIC BONDS
                  ------------------------------
Fortis-High Yield Series
Fortis-Diversified Income Series
Fortis-U.S. Gov't Securities Series

                  CASH
                  ------------------------------
Fortis-Money Market Series

                  INTERNATIONAL BONDS
                  ------------------------------
Mercury-Global Bond Series

The FBIC general account is the fixed rate investment option for these Policies.

A SEPARATE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THE FORTIS SERIES FUND, INC. ("FUND" OR "FUNDS") IN WHICH WE INVEST THE AMOUNT THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED VARIABLE INVESTMENT OPTIONS. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE FUND PROSPECTUS FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN.

HOW CAN I INVEST MONEY IN A POLICY?


    PREMIUM PAYMENTS. We call the investments you make in a Policy "premiums." The amount we recommend as your first premium varies depending on the specifics of your Policy and the insureds. We can refuse to accept a subsequent premium payment that is less than $25.00. (Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.



    RECOMMENDED MONTHLY MINIMUM PREMIUM. We will recommend a monthly minimum premium to you in your Policy. This monthly minimum premium is the estimated monthly premium payment which would keep your Policy (or benefit change) in force for the period of the death benefit guarantee period. We base our estimate on (1) the insureds' age, sex, and smoking habits and (2) reasonable assumptions for interest, cost of insurance, and other charges.



    LIMITS OF PREMIUM PAYMENTS. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page 21. We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. We reserve the right to impose additional limits on the number or amount of premium payments. We currently have no intention of imposing such limits, except when the persons insured do not provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


    WAYS TO PAY PREMIUMS. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Fortis Benefits Insurance Company." Premiums after the first premium must be sent directly to our Home Office at the appropriate address shown on page 1. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your Fortis representative or from our Home Office. Premium payments from salary deduction plans may be made only if we agree.

    DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your policy value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and your fund choices, and is not guaranteed.

    Under dollar cost averaging, we automatically make regular, periodic transfers of your policy value from one investment option to one or more of the other investment options that you choose. We make these transfers at the end of the first day of each month. You must have at least $5,000 of policy value to start dollar cost averaging. Each transfer under the program must be at least $50. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your policy value in the option being transferred from becomes exhausted.

    AUTOMATIC REBALANCING (Privileged Account Service). Privileged Account Service is an investment strategy which recognizes that different investment sectors perform relatively better at different times. The strategy periodically examines your investment mix and adjusts it to maintain proportions you specify. This is intended to increase your chance of realizing a gain on a fund that shows a sudden improvement in performance. The success of this strategy depends on market trends (and your fund choices) and is not guaranteed.
    Under Privileged Account Service, we automatically rebalance the proportion of your policy value in each investment option you specify. You tell us whether you want us to do the rebalancing quarterly, semi-annually, or annually. We rebalance on a calendar year basis. You must have a total accumulation value of at least $2,000 to begin automatic rebalancing. Over time, the differing investment results of each investment option will shift the percentage allocations of your policy value. The rebalancing feature will automatically transfer your policy value among the subaccounts back to the preset percentages you have selected. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?


    YOUR POLICY VALUE. From each premium payment you make, we may deduct the charges that we describe beginning on page 6, under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on page 3 according to your instructions. We call the amount that is at any time invested under your Policy, your "policy value."



    PREMIUM BASED BONUSES AND POLICY VALUE BONUSES. Where allowed by state law requirements, bonus amounts will be paid by Fortis into your policy value as follows:



    A premium based bonus will be paid on the last day of the seventh and each year following the date the Policy is issued. The amount of the bonus is a percentage of the lesser of (a) or (b), the result divided by the number of years the Policy has been in force where:



    (a)  is the sum of all premiums paid less any withdrawals and loans; and



    (b) is the sum of all maximum bonus premiums to date. The "Annual Maximum Bonus Premium" is set out in the Policy schedule pages.



    The current percentages are as follows:
Current Premium Based Bonus Percentages



                                                       END OF POLICY
                                                           YEAR                      9 AND LATER TO
                                                      ---------------               ORIGINAL MATURITY
AGE OF YOUNGER INSURED AT ISSUE                0-6           7            8          DATE OF POLICY
-----------------------------------------      ---          ---          ---      ---------------------
18-50....................................          0%           2%           2%                4%
51-60....................................          0            2            4                 7
61-70....................................          0            5            7                10
71-85....................................          0            5            5                 5


    YOUR INVESTMENT OPTIONS. We invest the policy value that you have allocated to any investment option (except our general account option) in shares of a Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your policy value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your policy value will be reduced by certain charges that we deduct. We describe these charges beginning on page 6, under "What charges will Fortis deduct from my investment in the Policy?"


    Other important information about the Funds that you can choose is included in the separate prospectus for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of the Fund prospectus are available from your Fortis representative or from our Home Office.


    We invest any value you have allocated to our general account option as part of our general assets. We credit a fixed rate of interest on that policy value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least 4%. Although this interest increases the amount of any policy value that you have in our general account option, such policy value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 8.


    POLICIES ARE "NON-PARTICIPATING." The Policies are not "participating." Therefore, you will not be entitled to any dividends from Fortis.


WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT FORTIS PAYS WHEN
  THE SURVIVING INSURED PERSON DIES?



    YOUR FACE AMOUNT OF INSURANCE. In your application to buy a Policy, you will tell us how much life insurance coverage you want. We call this the "face amount" of insurance. The minimum face amount of insurance is $100,000.


    YOUR DEATH BENEFIT. The basic death benefit we will pay is reduced by any outstanding loans. You choose whether the basic death benefit is


     -  Option A - The face amount on the date of the surviving insured's death



     - Option B - The face amount plus the policy value on the date of death of the surviving insured.



Under Option B, your death benefit will tend to be higher than under Option A. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your policy value will tend to be higher under Option A than under Option B. Please read "How can I change my Policy's insurance coverage" on page 10 of this prospectus to learn about how to change your death option.



    We will automatically pay an alternative basic death benefit, if it is higher than the basic Option A or Option B death benefit (whichever you have selected).



    The alternative basic death benefit is computed by multiplying your policy value on the date of death of the surviving insured by the applicable percentage shown below:



     AGE OF
SURVIVING INSURED   APPLICABLE PERCENTAGE OF
    AT DEATH              POLICY VALUE
-----------------  ---------------------------
40 or less                       250%
45                               215%
50                               185%
55                               150%
60                               130%
65                               120%
70                               115%
75                               105%
80                               105%
85                               105%
90                               105%
95+                              100%



For ages not listed, the progression between the listed ages is constant.



We reserve the right to increase the death benefit, limit a face decrease, return premium or send you a withdrawal of policy value, to make sure the Policy qualifies as life insurance.



    BENEFIT AT MATURITY. The Policy matures on the date the younger insured reaches, or would have reached age 100. When the Policy matures, the policy value, less the amount of any loan, will be paid to you and the Policy will terminate.

    If allowed by the state in which the Policy is issued, you may request a later maturity date. This request must be made in writing within 60 days prior to the current maturity date. If a later maturity date is established, the following limitations are imposed:



1) No further premium payments are allowed except to prevent lapse of the Policy;



2)  All supplemental riders except the Accelerated Benefit rider terminate;



3) No further premium-based bonuses or policy value bonuses are credited, and outstanding policy loans will be charged the reduced interest rate of 3.85%;



4)  The death benefit becomes the alternative death benefit described above;



5)  No face amount increases or death benefit option changes will be allowed;
    and



6) No partial withdrawal will be allowed if it would reduce the policy value below $2,000.



    Extension of the maturity date beyond the younger insured's age 100 may result in current taxation of increases in your policy value. You should consult a qualified tax adviser before making such an extension.



WHAT CHARGES WILL FORTIS DEDUCT FROM MY INVESTMENT IN A POLICY?



    PREMIUM TAX AND SALES EXPENSE CHARGES. There is currently a premium tax charge of 2.2% of all premium payments. We reserve the right to raise this charge to 3.0%. There is also a sales charge of 9% of all premium payments. These charges are assessed through monthly and daily charges as follows: We make a monthly deduction of $4.00 per Policy, and a daily deduction at an annual rate of .35% of the policy value that is then invested in any of the investment options (other than the general account option).



    These monthly and daily deductions, however, will be waived to the extent that the cumulative amount of all such deductions would exceed 11.2% of premiums paid (or 12% if the premium tax charge was raised to its 3% maximum).



    Any premium tax and sales expense charges not recovered through periodic deductions or premium charges are deducted, if at all, only as part of the surrender charge discussed below.



    DEDUCTIONS FROM EACH PREMIUM PAYMENTS. While we don't currently have plans to do so, we reserve the right to deduct up to 5% as a sales charge and up to 2.5% as a premium tax charge directly from premium payments rather than through periodic deductions. In that case, the charges recoverable through periodic deductions would be reduced by at least the amount deducted directly from premiums.



    DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS WE ASSUME. We make a daily deduction at an annual effective rate of 1.00% of your policy value that is then invested in any of the investment options (other than the general account).



    MONTHLY POLICY ISSUANCE EXPENSE CHARGES. We will make a monthly deduction at the rates set out below for the first ten years after the Policy is issued.



                                                    MONTHLY RATE PER
                                                  $1,000 OF FACE AMOUNT
                                                -------------------------
BAND 1                                                        .10
BAND 2                                                        .08
BAND 3                                                        .05
BAND 4                                                        .03



    The band is determined by the face amount of the Policy. Policies with a face amount of $5 million or more are Band 4; Policies with a face amount of $1 million or more are Band 3); Policies with a face amount of $500,000 or more are Band 2; while Policies with a face amount of less than $500,000 are Band 1.



    This charge will also be imposed for ten years following any requested increase in face amount. The charge will be based on the dollar amount of the face increase and the Policy's band immediately following the increase.



    If a Policy is surrendered or lapses within ten years after issuance or a face amount increase, any remaining Policy issuance expense charge will be deducted as part of the surrender charge.



    MONTHLY ADMINISTRATIVE CHARGE. We will deduct $6.00 per month from your policy value. Also, we have the right to raise this charge at any time to not more than $7.50 per month. While we do not currently do so, we also reserve the right to impose an additional monthly charge of up to $.13 per thousand dollars of face amount then in force. This charge is designed to compensate us for the continuing administrative functions we perform in connection with the Policies.



    MONTHLY INSURANCE CHARGE. Every month we will deduct from your policy value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit divided by 1.00327374, at the beginning of the Policy month and (b) the total policy value at the beginning of the Policy month. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge.


    For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.


    In general, our cost of insurance rates increase with the age of each joint insured. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be.



    Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates. Additional level amounts per thousand dollars of face amount may be charged in such cases.



    GUARANTEE DEATH BENEFIT CHARGE. There is no charge for the first 10 years of the guaranteed death benefit. If you select a longer guarantee period there is a monthly charge for the rest of the guarantee period as follows:



1) $.02 per thousand of face amount in effect under the Policy and any riders for the 20 year guarantee period.



2) $.04 per thousand of face amount in effect under the Policy and any riders for the guarantee period which lasts until age 85 of the younger insured.



    See "Recommended monthly minimum premiums for the Guaranteed Death Benefit" on page 9 for further information about the guaranteed death benefit.



    ADDITIONAL BENEFIT RIDERS CHARGE. We will deduct charges monthly from your policy value, if you select certain additional benefit riders. These are described beginning on page 11, under "What additional rider benefits might I select?"



    SURRENDER CHARGE. The Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any requested increase in the Policy's face amount). This charge is imposed when the Policy is surrendered or lapsed.



    The surrender charge is (1) any of the Policy issuance expense charge that has not yet been recovered, and (2) any of the premium tax and sales expense charges that have not deducted through periodic deductions or deductions from premiums.



    The entire surrender charge is subject to an overall upper limit as set forth in the table below. The table also shows the amount by which the limit is increased by a face amount increase which you request. The amount of the surrender charge limit depends on the face amount and the adjusted age of the insureds as follows.



                            OVERALL "CAP" AS
                          SURRENDER CHARGE (PER
ADJUSTED AGE AT TIME OF    THOUSAND DOLLARS OF
POLICY ISSUANCE OR FACE    FACE AMOUNT OR FACE
    AMOUNT INCREASE         AMOUNT INCREASE)
-----------------------  -----------------------
           18-24                     1.90
           25-29                     3.30
           30-34                     4.50
           35-39                     6.00
           40-44                     8.25
           45-49                    10.75
           50-54                    14.25
           55-59                    19.00
           60-64                    25.20
           65-69                    33.60
           70-85                    41.00



    The adjusted age is the age of the younger joint insured plus 1/3 of the lesser of (a) the difference in age between the younger and older insured or (b)
20. If both insureds are over age 80, the cap per thousand is $33.

    Any amount of surrender charge decreases automatically by a constant amount each year of its 10 year period referred to above until, in the eleventh year, it is zero.



    TRANSACTION FEE. We reserve the right to charge transaction fee of up to $25 for each partial withdrawal and transfer of policy value, although we have no current plans to do so.



    CHARGE FOR TAXES. We can charge you in the future for taxes we incur or reserves we set aside for taxes in connection with your Policy. This charge would reduce the investment experience of your policy value.


    ALLOCATION OF CHARGES. You may choose from which of your investment options we deduct all monthly charges. If you do not specify a choice, or if you do not have enough policy value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of value you then have in each investment option. Daily asset-based charges will always be taken in proportion to the values in your variable investment options.


WHAT CHARGES AND EXPENSES WILL THE FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY
  POLICY?


    The Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any value that you have invested in that Fund. These charges and expenses for 1998 were as follows:



                                        FORTIS SERIES FUND ANNUAL EXPENSES AFTER EXPENSE
                                                        LIMITATIONS (a)
                                        ------------------------------------------------
                                                             OTHER FUND     TOTAL FUND
                                         FUND MANAGEMENT     OPERATING       OPERATING
NAME OF FUND                                  FEES            EXPENSES       EXPENSES
--------------------------------------  -----------------  --------------  -------------
Money Market Series...................           .30%             .05%            .35%
U.S. Government Securities Series.....           .47%             .04%            .51%
Diversified Income Series.............           .47%             .05%            .52%
Global Bond Series....................           .75%             .13%            .88%
High Yield Series.....................           .50%             .06%            .56%
Global Asset Allocation Series........           .90%             .11%           1.01%
Asset Allocation Series...............           .47%             .04%            .51%
Value Series..........................           .70%             .06%            .76%
Growth & Income Series................           .64%             .03%            .67%
S&P 500 Index Series..................           .40%             .06%            .46%
Blue Chip Stock Series................           .89%             .05%            .94%
International Stock Series............           .85%             .09%            .94%
Mid Cap Stock Series..................           .90%             .35%           1.25%
Small Cap Value Series................           .90%             .34%           1.24%
Global Growth Series..................           .70%             .05%            .75%
Large Cap Growth Series...............           .90%             .35%           1.25%
Growth Stock Series...................           .61%             .04%            .65%
Aggressive Growth Series..............           .68%             .04%            .72%


------------------------------


(a) For the Mid Cap Stock and Large Cap Growth Series there was a voluntary undertaking to limit management fees to .90% and other fund expenses to .35%. Had the waiver and reimbursement of expenses not been in effect the other fund expenses would have been .50% for Mid Cap Stock Series, and .37% for Large Cap Growth Series.


    Each of the investment options has a different investment objective and is managed by Fortis Advisers, Inc. For several of the investment options Fortis Advisers, Inc. has retained a sub-adviser to provide investment research, advice and supervision. From its management fee, Fortis Advisers, Inc. pays the sub-advisers a fee as follows:

                                                                                                                   ANNUAL SUB-
NAME OF FUND                                             SUB-ADVISER                  AVERAGE NET ASSETS          ADVISORY FEE
----------------------------------------------  -----------------------------  ---------------------------------  -------------
Global Bond Series............................  Mercury Asset Management       For the first $100 million             .350%
                                                International Ltd.             For assets over $100 million           .225%

Global Asset Allocation.......................  Morgan Stanley Asset           For the first $100 million             .500%
                                                Management Limited             For assets over $100 million           .400%

S&P 500 Index Series..........................  The Dreyfus Corporation        All levels of assets                   .170%

                                                                                                                   ANNUAL SUB-
NAME OF FUND                                             SUB-ADVISER                  AVERAGE NET ASSETS          ADVISORY FEE
----------------------------------------------  -----------------------------  ---------------------------------  -------------
Blue Chip Stock Series........................  T. Rowe Price                  For the first $100,000,000             .500%
                                                                               For assets over $100,000,000           .450%

International Stock Series....................  Lazard Asset Management        For the first $100 million             .450%
                                                                               For assets over $100 million           .375%

Mid Cap Stock Series..........................  The Dreyfus Corporation        For the first $100 million             .500%
                                                                               For the next $150 million              .450%
                                                                               For assets over $250 million           .400%

Small Cap Value Series........................  Berger Associates, Inc.        For the first $50 million              .500%
                                                                               For assets over $50 million            .450%

Large Cap Growth Series.......................  Alliance Capital Management    For the first $100 million             .500%
                                                L.P.                           For the next $100 million              .450%
                                                                               For assets over $200 million           .400%


MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?



    PLANNED PERIODIC PREMIUMS. Your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. You may also set up a monthly automatic bank draft. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's cash value stays above zero ("cash value" is the policy value less any outstanding loans, plus any loan interest paid for future periods). The less you invest, the more likely it is that your Policy's cash value could fall to zero, as a result of the deductions we periodically make from your policy value.



    POLICY LAPSE AND REINSTATEMENT. If your cash value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force until the end of the grace period. If we don't receive your payment by the end of the grace period, your Policy and all riders will terminate without value, and all coverage under your Policy will cease. (The only exception is if the guarantee is in effect that is described below under "Recommended monthly minimum premiums for the Guaranteed Death Benefit." Although you can apply to have your Policy "reinstated" you must do this within 5 years, and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay a premium sufficient to (a) pay any due and unpaid charges through the end of the grace period and (b) keep the Policy in force for two months following the date of reinstatement. The amount required would include any increase in the surrender charge attributable to such premium. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.



    RECOMMENDED MONTHLY MINIMUM PREMIUMS FOR THE GUARANTEED DEATH BENEFIT. The Policy specifies an "Initial Monthly Minimum Premium." This monthly minimum premium increases each year by the increase in the cost of insurance for all riders forming part of the Policy. The Policy also describes a death benefit guarantee period. On each monthly anniversary of the Policy during the guarantee period, we check to see if the cumulative amount of premiums actually paid is at least equal to the sum of the recommended monthly minimum premiums for all Policy months to date, including the Policy month then starting. For purposes of this calculation, premiums paid in any Policy year, recommended monthly minimum premiums and partial withdrawals are assumed to accumulate interest at an effective annual rate of 4%. For this purpose premiums and recommended monthly minimum premiums for any Policy year are assumed to commence accumulating interest at the beginning of the Policy year in which they are paid. Partial withdrawals are assumed to be taken at the end of the year, or at the end of the current monthly anniversary, if earlier. So long as this test is met the Policy will not terminate (lapse) during the guarantee period, even if the cash value is not sufficient to pay the monthly deduction.


    If the test is not met we will send you a notice of the minimum amount required to be paid.

If this amount is not paid prior to the next monthly anniversary the guaranteed death benefit will terminate and cannot be reinvested.



    At issue you can choose one of 3 options for a guarantee period: (a) 10 years; (b) 20 years; or (c) to age 85 of the younger insured.



    However, if the younger insured is age 65 or older when the Policy is issued, the guarantee period will be the lesser of 10 years or until the younger insured is age 75. If the younger insured is age 71 or more when the Policy is issued, the guarantee period will be for 5 years. The guarantee period if either insured is rated for higher mortality is for 5 years.The choice cannot be changed after the Policy is issued. The guaranteed death benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.



    The amount of premiums that must be paid to maintain the guaranteed death benefit will be increased by the cumulative amount of any loans and partial withdrawals you have taken from your Policy. The recommended monthly minimum premiums also will be higher following any requested increase in face amount of your Policy or following the addition of (or increase in) certain rider benefits. On the other hand, the recommended monthly minimum premium will be lower following any requested face amount decrease, or the termination of (or decrease in) certain riders. We will send you an amended schedule page that will tell you the amount of your new recommended monthly minimum premium is. None of the above-mentioned changes extends the guaranteed death benefit or establishes a new benefit period.



    Regardless of which option is chosen, there is no charge for the benefit during the first 10 years. After 10 years, the monthly charge for the option (b) guarantee period is $.02 per thousand dollars of face amount in effect under the Policy or under any supplemental term insurance riders, and $.04 per thousand of such face amount for the option (c) guarantee period.


    Although we will bill you for planned premiums, we will not send any specific bills for the amount of any recommended monthly minimum premium that is due.


HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?


    FUTURE PREMIUM PAYMENTS. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.


    TRANSFERS OF EXISTING POLICY VALUE. You may also transfer your existing policy value from one investment option under the Policy to another. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per Policy year.



    In any event you may transfer all of your policy value to the general account (1) at any time during the first 2 Policy years, (2) within the first 2 years after a face amount increase, or (3) within 60 days after you receive a notice of any material change in the investment options.



    You may make a transfer out of our general account once per year, and currently the transfer may not be for more than 50% of the general account policy value.


    MAXIMUM NUMBER OF INVESTMENT OPTIONS. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 19 different options over the life of your Policy.


HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?



    INCREASE IN COVERAGE. You may at any time request an increase in the face amount of coverage under your Policy. The minimum requested face amount increase is currently $5,000. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.



    We treat an increase in face amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based in part on the age and risk class of the insured person at the time of the increase. Also, an additional surrender charge and recommended monthly minimum premium apply to the face amount increase.

    DECREASE IN COVERAGE. After the third Policy year, you may request a reduction in the face amount of coverage. The minimum remaining face amount must be $100,000 after the third Policy year (or, if greater, the minimum amount that the tax law requires.)



    CHANGE OF DEATH BENEFIT OPTION. Once each year after the third Policy year you may request us to change your coverage from death benefit Option A to B or vice-versa. If you change from Option A to B, we automatically reduce your Policy's face amount of insurance by the amount of your policy value (but not below the minimum face amount) at the time of the change. Generally, you must provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage. If you change from Option B to A, we automatically increase your Policy's face amount by the amount of your Policy's policy value.



    TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE. Please read "Tax Effects" starting on page 21 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.



    POLICY SPLIT OPTION. You can elect to split the Policy and purchase two individual Fortis VUL policies, one on the life of each insured if any of the following events occur:



    1)  a final decree of divorce between the joint insureds is issued;



    2) a change in the federal estate tax laws that reduces or eliminates the unlimited martial deduction; or



    3) a business partnership or closely held corporation in which the joint insureds are partners or shareholders is formally dissolved.



    There is a 60 day waiting period after divorce or business dissolution before you can elect to split the Policy. You must provide written notice of the election within 180 days of the triggering event.



    The Policy split option is not available if:



    1) Either insured is decreased or uninsurable according to our underwriting guidelines;



    2) The combined rating of the insureds is more than Table 4, as shown in the Policy schedule;



    3) Either insured is older than the maximum issue age allowed in the new policy;



    4) The Policy is in the grace period, or you are receiving benefits from any disability rider.



    The new policies will be issued subject to the following terms:



    1) The face amount of the Policy, excluding riders, will be split equally unless a different percentage is shown in the Policy schedule. The combined death benefits of the new policy may not exceed that provided under the Policy;



    2) The new policies will be based on each insured's current age and the rate class reflected in the Policy. No new evidence of insurability is required;



    3) Any contestable or suicide period remaining under the Policy will continue under the new policies;



    4)  Policy loans must be repaid;



    5) Riders on the new policies at our discretion, and only with evidence of insurability



    Electing this option will cause a taxable event. You should consult with a tax adviser before electing this option.


WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?


    You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown in the Policy schedule, will be deducted from your policy value on each monthly deduction date. These charges increase from year to year. We may change the rates of these charges, but not above the guaranteed maximum charges for the riders set forth in the Policy schedule. Eligibility for and changes in these benefits are subject to our rules and procedures then in effect. More details are included in the rider itself, which we suggest that you review if you choose any of these benefits. Availability and features may vary by state.

    DISABILITY RIDERS. There are four disability benefit riders available. You can select either an individual rider which insures only one of the joint insureds, or a joint insured rider which provides coverage on either or both of the joint insureds. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the policy value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these four riders.



    JOINT TERM LIFE INSURANCE RIDERS. There are three different term life insurance riders available to provide coverage on the lives of the joint insureds.



    The Second-To-Die rider provides a benefit upon the death of the last of the joint insureds to die. Any time before the end of the tenth year after it is issued, or the younger insured's 65th birthday, you may exchange the coverage under this rider for a face amount increase in the same amount under the Policy.



    The First-To-Die rider is payable upon the death of the first joint insured. The Estate Protection rider pays a benefit if both joint insureds die during the first four years after the rider is issued. Neither of these riders can be converted.



    The maximum combined coverage on the life of any one of the joint insureds under these term riders is 7.25 times the face amount of the Policy. The maximum coverage under the Second-To-Die and the First-To-Die riders is 6.0 times the Policy face amount. The maximum coverage under the Estate Protection rider is
1.25 times the Policy face amount.



    INDIVIDUAL TERM LIFE INSURANCE RIDERS. There are two different term life riders available to provide coverage on the lives of individual insureds you select.



    The additional Insured rider provides term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.



- The Primary Insured Rider provides term life insurance on the life of the insured person. This rider is available only when the Policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the Policy.



- ACCELERATED BENEFIT RIDER. This rider provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. The maximum amount you may receive under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the statutory adjustable Policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.


   The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. Fortis Benefits can also furnish further information about the amount of the benefit available to you under your Policy.


    TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 21. You should consult a qualified tax adviser.


HOW CAN I ACCESS MY POLICY VALUE?

    FULL SURRENDER. You may at any time surrender your Policy in full. If you do, we will pay you the policy value, less any Policy loans and interest, and less any surrender charge that then applies. We call this your "surrender value." Because of the surrender charge, it is unlikely that a Policy will have any surrender value during at least the first year unless you pay significantly more than the recommended monthly minimum premiums.

    PARTIAL WITHDRAWAL. Once each year after the first Policy year, you may make a partial withdrawal of your Policy's surrender value. If the Option A death benefit is then in effect, we will also automatically reduce your Policy's face amount of insurance by the amount of your withdrawal.

    We will not permit a partial withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your face amount to fall below the minimum allowed.

    You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in proportion to the amount of policy value you then have in each investment option.


    POLICY LOANS. You may at any time borrow from us an amount equal to 90% of your policy value less surrender charges. In addition, our current practice is that after the later of 10 years or the younger insured's age 70, you may borrow 100% of the surrender value.



    We will remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of not more than 5.66%. Loan interest is payable annually, on the Policy anniversary, in advance. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. In most cases interest you pay on Policy loans will not be deductible on your tax returns.


    You may choose which of your investment options the loan will be taken from. If you do not so specify, we will take the loan pro-rata from each investment option that you then are using.

    You may repay all or part of your loan at any time. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.


    REDUCED INTEREST RATE FOR POLICY LOANS. After the Policy has been in force for two years we will charge interest at a reduced rate of 3.85%, payable in advance, on one Policy loan of up to 10% of the surrender value in each Policy year if (1) the surrender value is at least $10,000 or (2) the Policy has been in force for 10 years. The 10% limitation is raised to 15% for such loans obtained in Policy years in which the insured is 59 1/2 or older.



CAN I CHOOSE THE FORM IN WHICH FORTIS PAYS OUT THE PROCEEDS FROM MY POLICY?


    CHOOSING A PAYMENT OPTION. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, or upon full surrender of the policy. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

Option 1. Interest Payments

We will pay interest for a period of time that you select. At the end of the time selected we will pay the proceeds in a single sum or under another option selected when this option is chosen.

Option 2. Payments of a Fixed Amount or for a Fixed Period

    (1) We will make equal periodic payments for a period of time you select; or

    (2) We will make equal periodic payments in an amount you select until all proceeds are paid out.

Option 3. Life Income Payments

    (1) Life Annuity: A monthly income during the life of the payee; or

    (2) Life Annuity with a guaranteed Period: A monthly income with payments guaranteed for either 10 or 20 years, as you choose, continuing during the payee's lifetime.

    (3) Refund Life annuity: A monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

Option 4. Joint Life Income Payments

    You may name two payees to whom we will pay a joint monthly income during their joint lifetime. After either payee's death, we will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4 the amount of the monthly payments depends on the type of income selected, the ages of the payees and the amount of the proceeds.


Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.



    Interest rates that we credit under each option will be at least 3 1/2%.



    CHANGE OF PAYMENT OPTION. You may change any payment option you have elected at any time while the Policy is in force. Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.


    TAX IMPACT. If a payment option is chosen you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN FORTIS VARY THE TERMS AND CONDITIONS OF THE POLICIES IN
  PARTICULAR CASES?


    Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish from time to time and apply evenly to all our customers. See "Additional Rights That We Have" on page 26.


    POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies.

    POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS. Also, we maintain rules about how to convert term insurance to a Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy.

    STATE LAW REQUIREMENTS. Fortis is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.


    VARIATIONS IN EXPENSES OR RISKS. Fortis may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. These variations will not be unfairly discriminatory to the interests of other Policy owners. Any increase in fees will not exceed the maximums set out in this prospectus.


HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

    Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your policy value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

    Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial withdrawal. Furthermore, loans, partial withdrawals and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.


    For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 21.


HOW DO I COMMUNICATE WITH FORTIS?

    When we refer to "you" we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.

    GENERAL. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office at the appropriate address shown on page 1.

    The following requests must be made in writing, signed and dated by you: transfer of policy value; loan; full surrender; partial withdrawal, change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase or decrease in face insurance amount; addition or cancellation of, or other action with respect to, any rider benefits; election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail these requests to our Home Office. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

    We have special forms which should be used for loans, assignments, partial withdrawal and surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or from your Fortis representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

    TELEPHONE TRANSACTIONS. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your Fortis representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our telephone equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. The phone number for telephone requests is 1-800-800-2000, Ext. 3028.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

    To help clarify how our Policies work, we have prepared the following tables:


                                                       PAGE TO SEE IN THIS
TABLE                                                      PROSPECTUS
---------------------------------------------------  -----------------------
Death benefit Option A
  Current charges..................................                17
  Guaranteed Maximum Charges.......................                18
Death Benefit Option B
  Current Charges..................................                19
  Guaranteed Maximum Charges.......................                20


    The tables show how death benefits, policy values and surrender values ("the Policy benefits") of the Policy would vary over time if the investment options had constant hypothetical gross investment returns of 0%, 6% or 12% over the years covered by the table.


    The tables are based on a face amount of $825,000 for a 55 year-old male and a 53 year-old female who are non-smokers, and are standard mortality risks. Planned premium payments of $15,000 are assumed to be paid at the beginning of each Policy year. The illustrations assume no Policy loan has been taken. The difference in the tables between policy values and surrender values during the first ten Policy years is the amount of surrender charges.



    Separate tables are included to illustrate both current and guaranteed maximum charges for the Policy. The charges assumed in the current charge tables include the premium tax and sales expense charges, current monthly insurance charges, the current monthly administrative charge, the monthly policy issuance expense charge, and the charge for mortality and expense risks. The guaranteed maximum charge tables assume that these charges will be (1) a monthly deduction of $4.00 and a daily deduction at an annual rate of .35% to pay for a premium tax charge in the amount of 3.0% of all premium payments a sales charge in the amount of 9% of all premium payments; (2) guaranteed maximum insurance charges;
(3) a monthly insurance charge of $7.50 plus $.13 per thousand of face amount;
(4) a policy issuance expense charge; and a mortality and expense risks charge at an annual effective rate of 1.00%.



    The charges assumed by both the current and guaranteed maximum charge tables also include .78% for the expenses of the Funds, which is the average of the advisory fees payable with respect to each Fund, after all reimbursements, plus the average of all other operating expenses of each such Fund after all reimbursements. In the absence of a voluntary agreement to waive a portion of the fees and reimburse certain expenses the total fund operating expenses assumed would have been .79%. Although voluntary, it is unlikely that this voluntary agreement will be terminated prior to the point where actual operating expenses do not exceed the voluntary limits. If this agreement were to be discontinued the values would be lower in the illustrations that follow.


    The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.


    INDIVIDUAL ILLUSTRATIONS. On request, we will send you a comparable illustration based on your Policy's features.

                     MALE ISSUE AGE 55, FEMALE ISSUE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES



                                VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        -----------------------------------------------------------------------------------------------
           PREMIUMS              0% (1)(2)                     6% (1)(2)(3)                     12% (1)(2)(3)
END OF   ACCUMULATED    ---------------------------  --------------------------------  --------------------------------
POLICY  AT 5% INTEREST   DEATH   POLICY   SURRENDER    DEATH     POLICY    SURRENDER     DEATH     POLICY    SURRENDER
 YEAR    PER YEAR (1)   BENEFIT   VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT     VALUE      VALUE
------  --------------  -------  -------  ---------  ---------  ---------  ----------  ---------  ---------  ----------
  1           15,750    825,000   13,763     5,053     825,000     14,633      5,925     825,000     15,503      6,797
  2           32,288    825,000   27,186    17,734     825,000     29,784     20,340     825,000     32,487     23,051
  3           49,652    825,000   40,270    30,865     825,000     45,467     36,062     825,000     51,092     41,687
  4           67,884    825,000   53,017    44,788     825,000     61,728     53,499     825,000     71,509     63,280
  5           87,029    825,000   65,453    58,400     825,000     78,556     71,502     825,000     93,880     86,826
  6          107,130    825,000   77,554    71,676     825,000     95,966     90,088     825,000    118,457    112,579
  7          128,237    825,000   89,573    84,871     825,000    114,290    109,588     825,000    145,664    140,961
  8          150,398    825,000  101,518    97,991     825,000    133,506    129,979     825,000    175,758    172,231
  9          173,668    825,000  113,518   111,166     825,000    153,758    151,406     825,000    209,143    206,792
 10          188,102    825,000  125,126   123,950     825,000    174,680    173,504     825,000    245,751    244,575
 15          339,862    825,000  180,398   180,398     825,000    294,096    294,096     825,000    494,824    494,824
 20          520,789    825,000  221,942   221,942     825,000    434,252    434,252     998,223    899,300    899,300
 25          751,702    825,000  245,857   245,857     825,000    604,362    604,362   1,651,515  1,572,871  1,572,871
 40        1,902,596         0         0         0   1,433,806  1,392,045  1,392,045   7,310,985  7,098,044  7,098,044



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)  Alternative Death Benefit applies

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES



                             VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ------------------------------------------------------------------------------------------
           PREMIUMS              0% (1)(2)                   6% (1)(2)                     12% (1)(2)(3)
END OF   ACCUMULATED    ---------------------------  --------------------------  ---------------------------------
POLICY  AT 5% INTEREST   DEATH   POLICY   SURRENDER   DEATH   POLICY  SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)   BENEFIT   VALUE     VALUE    BENEFIT   VALUE    VALUE     BENEFIT      VALUE      VALUE
------  --------------  -------  -------  ---------  -------  ------- ---------  ----------  ---------  ----------
  1           15,750    825,000   11,356     2,520   825,000   12,116    3,281      825,000     12,877      4,043
  2           32,288    825,000   22,384    12,671   825,000   24,611   14,905      825,000     26,933     17,233
  3           49,652    825,000   33,077    23,672   825,000   37,488   28,083      825,000     42,271     32,866
  4           67,884    825,000   43,423    35,194   825,000   50,742   42,512      825,000     59,005     50,775
  5           87,029    825,000   53,411    46,357   825,000   64,399   57,346      825,000     77,283     70,229
  6          107,130    825,000   63,050    57,172   825,000   78,427   72,549      825,000     97,211     91,333
  7          128,237    825,000   72,549    67,846   825,000   93,068   88,365      825,000    119,246    114,544
  8          150,398    825,000   81,878    78,351   825,000  108,372  104,846      825,000    143,529    140,002
  9          173,668    825,000   91,119    88,768   825,000  124,404  122,053      825,000    170,378    168,027
 10          198,102    825,000   99,852    98,676   825,000  140,748  139,572      825,000    199,622    198,446
 15          339,862    825,000  136,852   136,852   825,000  229,624  229,624      825,000    395,149    395,149
 20          520,789    825,000  145,960   145,960   825,000  317,277  317,277      825,000    704,188    704,188
 25          751,702    825,000  122,143   122,143   825,000  383,504  383,504    1,272,031  1,211,459  1,211,459
 40        1,902,596         0         0         0        0         0        0    5,152,801  5,002,720  5,002,720



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)  Alternative Death Benefit applies

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES



                               VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------
           PREMIUMS              0% (1)(2)                      6% (1)(2)                        12% (1)(2)
END OF   ACCUMULATED    ---------------------------  -------------------------------  --------------------------------
POLICY  AT 5% INTEREST   DEATH   POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER
 YEAR    PER YEAR (1)   BENEFIT   VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE
------  --------------  -------  -------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
  1           15,750    838,763   13,763     5,053     839,633     14,633     5,925     840,503     15,503      6,797
  2           32,288    852,267   27,267    17,815     854,872     29,872    20,428     857,584     32,584     23,148
  3           49,652    865,466   40,466    31,061     870,690     45,690    36,285     876,345     51,345     41,940
  4           67,884    878,357   53,357    45,128     887,134     62,134    53,904     896,988     71,988     63,758
  5           87,029    890,964   65,964    58,910     904,189     79,189    72,136     919,660     94,660     87,607
  6          107,130    903,256   78,256    72,378     921,875     96,875    90,997     944,623    119,623    113,745
  7          128,237    915,481   90,481    85,779     940,516    115,516   110,814     972,306    147,306    142,603
  8          150,398    927,655  102,655    99,128     960,090    135,090   131,563   1,002,971    177,971    174,444
  9          173,668    939,872  114,872   112,521     980,731    155,731   153,380   1,037,022    212,022    209,671
 10          198,102    951,690  126,690   125,514   1,002,064    177,064   175,888   1,074,385    249,385    248,209
 15          339,862    1,007,412 182,412  182,412   1,123,065    298,065   298,065   1,327,594    502,594    502,594
 20          520,789    1,046,194 221,194  221,194   1,258,985    433,985   433,985   1,727,443    902,443    902,443
 25          751,702    1,073,679 248,679  248,679   1,422,149    597,149   597,149   2,389,165  1,564,165  1,564,165
 40        1,902,596          0        0         0   1,730,429    905,429   905,429   7,694,034  6,869,034  6,869,034



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES



                               VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------
           PREMIUMS              0% (1)(2)                      6% (1)(2)                        12% (1)(2)
END OF   ACCUMULATED    ---------------------------  -------------------------------  --------------------------------
POLICY  AT 5% INTEREST   DEATH   POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER
 YEAR    PER YEAR (1)   BENEFIT   VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE
------  --------------  -------  -------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
  1           15,750    836,356   11,356     2,519     837,115     12,115     3,280     837,876     12,876      4,043
  2           32,288    847,450   22,450    12,737     849,684     24,684    14,978     852,012     27,012     17,313
  3           49,652    858,236   33,236    23,831     862,669     37,669    28,264     867,477     42,477     33,072
  4           67,884    868,693   43,693    35,463     876,063     51,063    42,834     884,388     59,388     51,159
  5           87,029    878,805   53,805    46,752     889,890     64,890    57,837     902,892     77,892     70,838
  6          107,130    888,575   63,575    57,697     904,110     79,110    73,232     923,094     98,094     92,216
  7          128,237    898,202   73,202    68,499     918,955     93,955    89,252     945,445    120,445    115,742
  8          150,398    907,646   82,646    79,119     934,465    109,465   105,938     970,073    145,073    141,546
  9          173,668    916,977   91,977    89,626     950,684    125,684   123,333     997,273    172,273    169,921
 10          188,102    925,764  100,764    99,588     967,169    142,169   140,993   1,026,835    201,835    200,660
 15          339,862    961,471  136,471   136,471   1,054,315    229,315   229,315   1,220,190    395,190    395,190
 20          520,789    963,567  138,567   138,567   1,126,872    301,872   301,872   1,496,197    671,197    671,197
 25          751,702    942,439  117,439   117,439   1,189,753    364,753   364,753   1,916,286  1,091,286  1,091,286
 40        1,902,596         0         0         0           0          0         0   4,358,737  3,533,737  3,533,737



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                             ADDITIONAL INFORMATION


    A general overview of the Policies appears at pages 1 through 20. The additional information that follows gives more details, but generally does NOT repeat what is set forth above.



                                            PAGE TO SEE
CONTENTS OF ADDITIONAL INFORMATION      IN THIS PROSPECTUS
--------------------------------------  -------------------
Fortis Benefits/Fortis Financial
 Group................................              17
The Separate Account..................              17
Tax Effects...........................              17
Voting Privileges.....................              21
Your Beneficiary......................              21
Assigning Your Policy.................              22
More About Policy Charges.............              22
Effective Date of Policy and Related
 Transactions.........................              23
More about Our General Account
 Option...............................              24
Distribution of the Policies..........              25
Payment of Policy Proceeds............              25
Adjustments to Death Benefit..........              26
Additional Rights That We Have........              26
Performance Information...............              27
Our Reports to Policy Owners..........              27
Fortis Management.....................              27
Legal Matters.........................              28
Independent Auditors..................              28
Actuarial Experts.....................              28
Year 2000 Issues......................              28
Financial Statements..................              28



    SPECIAL WORDS AND PHRASES. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of words and Phrases that appears at the end of this prospectus (page 33). That index will tell you on what page you can read more about many of the words and phrases that we use.


FORTIS BENEFITS/FORTIS FINANCIAL GROUP


    We are Fortis Benefits Insurance Company ("Fortis"), a stock life insurance company that was founded in 1910. Fortis is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in all states except New York. Fortis is an indirect, wholly-owned subsidiary of Fortis, Inc. which is itself indirectly owned 50% by Fortis (NL) N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


    Fortis is a member of the Fortis Financial Group, a joint effort of Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company, offering mutual funds, annuities and life insurance products.


    Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium, are diversified financial services companies which began operations in the early 1800's. Fortis (NL) N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis.


THE SEPARATE ACCOUNT

    We hold the Mutual Fund shares in which any of your policy value is invested in our Variable Account C. Variable Account C is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on March 16, 1986 under Minnesota law.

    For record keeping and financial reporting purposes, Variable Account C is divided into separate subaccounts each corresponding to one of the available investment options (other than our general account option). We hold the Fund shares in which we invest your policy value for an investment option in its corresponding subaccount.

    The assets in the separate account are our property. Nevertheless, the assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their policy value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

TAX EFFECTS

    This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a

U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.


    GENERAL. A Policy will be treated as "life insurance" for federal income tax purposes if (a) it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code"), and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe it is reasonable to conclude that the Policies will meet these requirements and that:


- the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

- increases in your policy value as a result of interest or investment experience will not be subject to federal income tax unless and until there are certain distributions from your Policy, such as a surrender or a partial withdrawal.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).


    DEFINITION OF LIFE INSURANCE. The manner in which the Section 7702 definition of life insurance test should be applied to certain features of the Policy is not directly addressed by the Code, nor has guidance been issued to date under Section 7702. In the absence of such guidance there is necessarily some uncertainty as to whether a Policy will meet the definition of life insurance, especially if it insures a substandard risk. In such an event, we reserve the right to modify the Policy, to the extent possible and appropriate, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract, the Policy would not provide most of the tax advantages normally provided by a life policy.



    DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify, your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our separate account, through the Funds, intends to comply with these requirements.



    In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Fortis, and not the owner of a Policy, would be considered the owner of the assets of our separate account.


    MODIFIED ENDOWMENT CONTRACT STATUS. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

    Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy value at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's face amount of coverage, and certain other changes.

    If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in face amount you request or, in some cases, a partial withdrawal or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in tax-free exchange for a modified endowment contract will also be considered a modified endowment contract.

    OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of policy value that may be maintained under your Policy.

    TAXATION OF PRE-DEATH DISTRIBUTION IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest paid on the loan generally will not be tax deductible.

    After the first 15 Policy years, the proceeds from a partial withdrawal will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable. During the first 15 Policy years, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy value exceeds your basis in your Policy.

    Upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, If you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

    TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your policy value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

    A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

    Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

    POLICY LAPSES AND REINSTATEMENTS. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

    ACCELERATED BENEFIT RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our accelerated benefit rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


    ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the Policy's owner, the death benefit under a Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.


    As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

    The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

    EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

    ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

    OUR TAXES. The operations of our Variable Account C are reported in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to the separate account for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are attributable to the Policies.

    We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or to the Policies.

    The Funds in which your policy value is invested may elect to pass through to Fortis taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to Fortis. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to Fortis.

    WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

    TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, If you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES


    You will be entitled to instruct us how to vote the Fund shares held in the subaccounts of Variable Account C and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular subaccount is equal to one vote for each $100 in policy value in that subaccount. Fractional votes will be recognized. Variable Account C will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the separate account.


    If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.

    Fortis reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

YOUR BENEFICIARY

    You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

    You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal, loan or payment from a Policy under an accelerated benefit rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

    PURPOSE OF OUR CHARGES. The charges under the Policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

    If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.


    The monthly Policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the Policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.



    Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the Policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.


    Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

    CHANGE OF SMOKER STATUS. If the person insured under your Policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the Policy will be applied retroactively for the 12 months prior to the date of the change.


    GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.



    COST OF INSURANCE RATES. Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your Policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 7.


EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

    VALUATION DATES, TIMES, AND PERIODS. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Fund does not value its shares. We call each such day a "valuation date."

    We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

    DATE OF RECEIPT. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

    COMMENCEMENT OF INSURANCE COVERAGE. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and if so, what the insured person's insurance risk class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 if the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Temporary Insurance Agreement." You can obtain a copy from our Home Office by writing to the address shown on the first page of this prospectus or from your Fortis representative.


    POLICY DATE, POLICY MONTHS AND YEARS. After we approve an application for a Policy and assign an appropriate insurance risk class, we prepare the Policy. The day we begin to deduct charges will appear on your Policy schedule and is called the "policy date." When temporary insurance has been provided, the policy date will ordinarily be the date of Part 1 of the insurance application. When no temporary insurance has been provided, the policy date will ordinarily be three days after the date the application is approved. Policy months and years are measured from the policy date. In order to preserve a younger age at issue for the insured person we may assign a policy date to a Policy that is up to 6 months earlier than otherwise would apply.

    MONTHLY ANNIVERSARIES. Each charge that we deduct monthly is assessed against your policy value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly anniversaries."

    COMMENCEMENT OF INVESTMENT PERFORMANCE. The first premium payment will be allocated automatically to the general account as of the later of the policy date or the date the payment is received, and assuming the Policy goes into effect, will earn a rate of return. These payments will be held in the general account generally until the twentieth day after the Policy is mailed for delivery. Then, all premiums plus any earnings will be re-allocated among the general account and the variable investment options according to the selections you have made.

    EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU
MAKE. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:


- Increases or decreases you request in the face amount of insurance or changes in the death benefit option take effect on the Policy's monthly anniversary on or next following (1) the date we receive your request or (2) if we require evidence of insurability, the date we approve your request;


- We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

- If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your Fortis representative; and

- If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

MORE ABOUT OUR GENERAL ACCOUNT OPTION

    OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's general account option. Because of applicable exemptive provisions, no interest in this option has been registered under the Securities Act of 1933; nor is our general account an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    HOW WE DECLARE INTEREST. We can at any time change the rate of interest we are paying on any policy value allocated to our general account option, but it will always be at an effective annual rate of at least 4%.

    Under these procedures, it is likely that at any time different interest rates will apply to different portions of your policy value, depending on when each portion was allocated to our general account option. Any charges, partial withdrawals, or loans that we take from any policy value that you have in our account option will be taken from each portion in reverse chronological order based on the date that policy value was allocated to this option.

DISTRIBUTION OF THE POLICIES


    Fortis Investors, Inc. ("Investors") is the principal underwriter of the Policies. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Investors is a Minnesota Corporation organized March 15, 1968. It is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investors is also the principal underwriter for Variable Account D of Fortis Benefits, First Fortis Life Insurance Company's Separate Account A and Variable Account C, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc.


    Fortis has an agreement with Investors for promotion and distribution of the Policies. Investors has sales agreements with its registered representatives, as well as various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.


    As compensation for selling the Policies, Fortis will pay Investors 110.5% of the premiums paid up to the first twelve recommended monthly minimum premiums, 4% of all other premiums paid during the first six years of the Policy and 2% of all premiums in excess of the target amount paid in Policy years seven through ten. We also pay Investors .25% of unloaned policy value annually as a service fee from the eleventh Policy year. We also pay a general marketing allowance to Investors not to exceed an amount agreed to in advance by Fortis and Investors ($5,241,700 for calendar year 1998) for all variable universal life policies issued by Fortis.


    Investors pays compensation not in excess of these amounts to other broker-dealers and banks who sell the Policies. Fortis may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.

    We pay a comparable amount of compensation for any increase of $25,000 or more in the face amount of coverage that you request. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.


    We pay the compensation from our own resources. These payments do not result in any additional charge to you that is not described in the prospectus. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a Policy.


PAYMENT OF POLICY PROCEEDS

    GENERAL. We will pay any death benefit, surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.


    DELAY OF GENERAL ACCOUNT OPTION PROCEEDS. We have the right, however, to defer death benefit payments derived from that portion of your policy value this is allocated to the general account for up to two months; and all other payments or transfers of amounts out of our general account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3.5% a year from the date we receive all items we require to make the payment.


    DELAY FOR CHECK CLEARANCE. We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

    DELAY OF SEPARATE ACCOUNT PROCEEDS. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your policy value that is allocated to Variable Account C, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


    DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,


- We cannot challenge the Policy after it has been in effect, during the lifetime of the insureds, for two years from the date the Policy was issued or reinstated. (Some states may require that we measure this time in some other way.)



- We cannot challenge any Policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the lifetime of the insureds.


- We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date as of which the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT


    SUICIDE. If either insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial withdrawals. If either insured person commits suicide within two years after the effective date of an increase in face amount that you requested, we will pay the death benefit based on the face amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.



    WRONG AGE OR SEX. If the age or gender of either insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.


    DEATH DURING GRACE PERIOD. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE


    We have the right at any time to:


- terminate the automatic rebalancing feature if your policy value falls below $2,000;

-  change the underlying Fund that any investment option uses;

- add or delete investment options, combine two or more investment options, or withdraw assets relating to the Policy from one investment option and put them into another;


- operate Variable Account C under the direction of a committee or discharge such a committee at any time;


- operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish;

- do any of the following, if in our judgment necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance: decline to change death benefit options or the face amount of insurance, refuse a partial withdrawal request, require you to pay additional premiums, make distributions from your Policy (which could require payment of taxes and penalties), or make any other changes in your Policy; or

- make other changes in the Policies that do not reduce any surrender value, death benefit, policy value, or other accrued rights or benefits.

PERFORMANCE INFORMATION


    From time to time, we may quote performance information for the subaccounts of the Variable Account C in advertisements, sales literature, or reports to owners or prospective investors.



    We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's policy value or death benefit. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time; including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We generally expect to exclude cost of insurance charges because of the individual nature of these charges.


    We may compare a subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, FORTUNE, FINANCIAL RATING, and THE WALL STREET JOURNAL. We also may advertise ratings of Fortis' financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

    Performance information for any subaccount reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

    If there are any significant changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

OUR REPORTS TO POLICY OWNERS


    We will mail you a report annually that includes information about your Policy's current death benefit, policy value, surrender value and policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.


FORTIS MANAGEMENT

    The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS
------------------------------
Robert Brian Pollock (4)......  President and Chief Executive Officer.
Dean C. Kopperud (1)..........  Executive Vice President--also officer of affiliated companies.
Michael John Peninger (4).....  Executive Vice President-- Operations
                                and Finance, and Chief Financial
                                Officer

OTHER DIRECTORS
------------------------------
Allen Royal Freedman (2)......  Chairman and Chief Executive Officer of
                                Fortis, Inc.
J. Kerry Clayton (2)..........  Executive Vice President of Fortis,
                                Inc.
Arie Aristide Fakkert (3).....  Assistant General Manager of Fortis
                                International N.V.

Alan W. Feagin (5)............  President and CEO of United Family Life
                                Insurance Company

EXECUTIVE OFFICERS
------------------------------
Peggy Ettestad (1)............  Senior Vice President--Operations;
                                before then Vice President, General
                                Electric Company

Rhonda J. Schwartz (1)........  Senior Vice President and General
                                Counsel, Fortis Financial Group; before
                                then Secretary and General Counsel of
                                Fortis, Inc.

Jon H. Nicholson (1)..........  Senior Vice President--Custom Solutions
                                Group

Melinda S. Urion (1)..........  Senior Vice President and Chief
                                Financial Officer, Fortis Financial
                                Group; before then Senior Vice
                                President-Finance & CFO of American
                                Express Financial Corporation

Dickson W. Lewis (1)..........  Senior Vice President-- Distribution
                                and Marketing; before then President of
                                Hedstrom/ Blessing Marketing.

------------------------------


(1) Address: Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.



(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1900 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacqmain 53, Brussels, Belgium.



(3) Address: Fortis (NL) N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.



(4)  Address: 2323 Grand Avenue, Kansas City, MO 64108.



(5)  Address: 230 John Wesley Dobbs Ave., Atlanta, GA 30303.


LEGAL MATTERS


    We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Variable Account C. Douglas R. Lowe, Associate General Counsel, has opined as to the validity of the Policies. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Fortis about certain federal securities and tax law matters in connection with the Policies.


INDEPENDENT AUDITORS


    Ernst & Young, LLP, independent auditors, have audited the financial statements of Fortis at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the statements of net assets of Variable Account C at December 31, 1998, and the related statements of changes in net assets for each of the two years in the period ended December 31, 1998, as set forth in their report. We've included the financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young, LLP's report, given on their authority as experts in accounting and auditing.


ACTUARIAL EXPERTS

    Actuarial matters in this prospectus have been examined by Kay M. Doughty, ASA, MAAA, Staff Actuary. Her opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

YEAR 2000 ISSUES


    The computer systems we use to process Policy transactions and valuations need to be adjusted to be able to continue to administer the Policies after Year 2000. Fortis is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis' ability to perform its policy servicing operations. We are closely monitoring these entities to avoid any unforeseen circumstances. See Note 17 to Fortis' financial statements.


FINANCIAL STATEMENTS


    The financial statements of Fortis and Variable Account C included in this Prospectus should be considered only as bearing upon the ability of Fortis to meet its obligations under the Policies.



    Fortis generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Note 9 To Fortis' financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
February 19, 1999
Minneapolis, MN

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
   1998--$2,315,904; 1997--$2,325,589)......................  $ 2,402,343   $ 2,415,915
  Equity securities, at fair value (cost 1998--$141,947;
   1997--$88,719)...........................................      157,851       109,832
  Mortgage loans on real estate, less allowance for possible
   losses (1998 and 1997--$11,085)..........................      610,131       602,064
  Policy loans..............................................       74,950        68,566
  Short-term investments....................................       31,868        70,537
  Real estate and other investments.........................       56,297        55,035
                                                              -----------   -----------
                                                                3,333,440     3,321,949

Cash and cash equivalents...................................          668         9,901

Receivables:
  Uncollected premiums......................................       61,883        74,220
  Reinsurance recoverable on unpaid and paid losses.........       14,853        13,852
  Other.....................................................       17,641        19,762
                                                              -----------   -----------
                                                                   94,377       107,834
Accrued investment income...................................       42,831        47,376
Deferred policy acquisition costs...........................      331,938       291,742
Property and equipment at cost, less accumulated
 depreciation...............................................       30,712        42,773
Deferred federal income taxes...............................       17,904        15,037
Other assets................................................        3,923         4,250
Assets held in separate accounts............................    3,742,403     2,978,622
                                                              -----------   -----------
TOTAL ASSETS................................................  $ 7,598,196   $ 6,819,484
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance..............................  $   450,776   $   449,017
    Interest sensitive and investment products..............    1,238,125     1,264,227
    Accident and health.....................................      861,334       792,249
                                                              -----------   -----------
                                                                2,550,235     2,505,493
  Unearned revenues.........................................       13,393        10,653
  Other policy claims and benefits payable..................      255,350       260,596
  Policyholder dividends payable............................        8,189         8,197
                                                              -----------   -----------
                                                                2,827,167     2,784,939

  Debt......................................................       20,141        26,433
  Accrued expenses..........................................       57,860        49,909
  Current income taxes payable..............................        4,168        10,549
  Other liabilities.........................................       86,226       113,222
  Due to affiliates.........................................        9,479         6,925
  Liabilities related to separate accounts..................    3,707,687     2,947,401
                                                              -----------   -----------
TOTAL POLICY RESERVES AND LIABILITIES.......................    6,712,728     5,939,378

COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
  Common Stock, $5 par value:
    Authorized, issued and outstanding shares--1,000,000....        5,000         5,000
  Additional paid-in capital................................      468,000       468,000
  Retained earnings.........................................      344,605       332,723
  Accumulated other comprehensive income....................       67,863        74,383
                                                              -----------   -----------
TOTAL SHAREHOLDER'S EQUITY..................................      885,468       880,106
                                                              -----------   -----------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S
 EQUITY.....................................................  $ 7,598,196   $ 6,819,484
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                                 -------------------------------
                                                                                   1998       1997       1996
                                                                                 ---------  ---------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums........................................  $ 260,567  $ 269,540  $ 258,496
    Interest sensitive and investment product policy charges...................     85,551     77,429     63,336
    Accident and health insurance premiums.....................................    953,652    891,037    974,046
                                                                                 ---------  ---------  ---------
                                                                                 1,299,770  1,238,006  1,295,878
  Net investment income........................................................    234,043    228,724    206,023
  Net realized gains on investments............................................     52,404     41,101     25,731
  Other income.................................................................     44,671     36,458     31,725
                                                                                 ---------  ---------  ---------
    TOTAL REVENUES.............................................................  1,630,888  1,544,289  1,559,357

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance.................................................    189,337    204,497    220,227
    Interest sensitive investment products.....................................     96,178    103,077     90,358
    Accident and health claims.................................................    798,036    707,113    778,439
                                                                                 ---------  ---------  ---------
                                                                                 1,083,551  1,014,687  1,089,024

Policyholder dividends.........................................................      3,486      2,935      4,169
Amortization of deferred policy acquisition costs..............................     33,365     43,931     39,325
Insurance commissions..........................................................    118,710    107,378     94,723
General and administrative expenses............................................    299,492    273,128    242,825
                                                                                 ---------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES................................................  1,538,604  1,442,059  1,470,066
                                                                                 ---------  ---------  ---------
Income before federal income taxes.............................................     92,284    102,230     89,291
Federal income taxes...........................................................     30,402     35,120     31,099
                                                                                 ---------  ---------  ---------
NET INCOME.....................................................................  $  61,882  $  67,110  $  58,192
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                                 ACCUMULATED
                                                                                 ADDITIONAL                         OTHER
                                                                    COMMON        PAID-IN        RETAINED       COMPREHENSIVE
                                                     TOTAL          STOCK         CAPITAL        EARNINGS       (LOSS) INCOME
                                                  ------------   ------------   ------------   -------------   ---------------
Balance, January 1, 1996........................     $ 711,098      $  5,000       $408,000        $207,421       $ 90,677
  Comprehensive income (loss):
    Net income..................................        58,192            --             --          58,192             --
    Change in unrealized gains (losses) on
     investments, net...........................       (48,617)           --             --              --        (48,617)
                                                  ------------
  Total Comprehensive income (loss).............         9,575
  Additional paid-in capital....................        60,000            --         60,000              --             --
                                                  ------------        ------    ------------   -------------       -------
Balance, December 31, 1996......................       780,673         5,000        468,000         265,613         42,060
  Comprehensive income:
    Net income..................................        67,110            --             --          67,110             --
    Change in unrealized gains (losses) on
     investments, net...........................        32,323            --             --              --         32,323
                                                  ------------        ------    ------------   -------------       -------
  Total Comprehensive income....................        99,433
                                                  ------------
Balance, December 31, 1997......................       880,106         5,000        468,000         332,723         74,383
  Comprehensive income (loss):
    Net income..................................        61,882            --             --          61,882             --
    Change in unrealized gains (losses) on
     investments, net...........................        (6,520)           --             --              --         (6,520)
                                                  ------------
  Total Comprehensive income (loss).............        55,362
  Dividend......................................       (50,000)           --             --         (50,000)            --
                                                  ------------        ------    ------------   -------------       -------
Balance, December 31, 1998......................     $ 885,468      $  5,000       $468,000        $344,605       $ 67,863
                                                  ------------        ------    ------------   -------------       -------
                                                  ------------        ------    ------------   -------------       -------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  -------------------------------------
                                                                                     1998         1997         1996
                                                                                  -----------  -----------  -----------
OPERATING ACTIVITIES
  Net income....................................................................  $    61,882  $    67,110  $    58,192
  Adjustments to reconcile net income to net cash provided by operating activities:
    Increase (decrease) in future policy benefit reserves for traditional,
     interest sensitive and acc and health policies.............................      106,135       (2,496)      26,193
    (Decrease) increase in other policy claims and benefits and policyholder
     dividends payable..........................................................       (2,514)      68,070       18,638
    Provision for deferred federal income taxes.................................          417       (6,449)      (1,094)
    (Decrease) increase in income taxes payable.................................       (6,381)      (6,875)      12,049
    Amortization of deferred policy acquisition costs...........................       33,365       43,931       39,325
    Policy acquisition costs deferred...........................................      (73,147)     (69,694)     (66,515)
    Provision for mortgage loan losses..........................................           --        1,388        1,344
    Provision for depreciation..................................................       12,409       14,351       17,312
    Write-off of investment.....................................................           --        3,000           --
    Amortization of investment (discounts) premiums, net........................       (3,200)        (466)       1,821
    Change in receivables, accrued investment income, unearned premiums, accrued
     expenses and other liabilities.............................................       (4,455)      (2,720)      38,614
    Net realized gains on investments...........................................      (52,404)     (41,101)     (25,731)
    Other.......................................................................          169      (12,496)        (261)
                                                                                  -----------  -----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES...............................       72,276       55,553      119,887

INVESTING ACTIVITIES
  Purchases of fixed maturity investments.......................................   (2,380,511)  (3,611,770)  (2,778,352)
  Sales and repayments of fixed maturity investments............................    2,428,207    3,378,898    2,652,887
  Decrease (increase) in short-term investments.................................       38,669      112,280      (29,318)
  Purchases of other investments................................................     (408,998)    (209,771)    (210,182)
  Sales of other investments....................................................      352,873      205,084      163,569
  Purchases of property and equipment...........................................         (356)      (4,242)     (10,992)
  Other.........................................................................           --         (617)          --
                                                                                  -----------  -----------  -----------
        NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES.....................       29,884     (130,138)    (212,388)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.....................................................      215,693      200,760      128,446
    Surrenders and death benefits...............................................     (326,457)    (190,361)    (125,274)
    Interest credited to policyholders..........................................       49,371       53,613       49,802
  Dividend......................................................................      (50,000)          --           --
  Additional paid-in capital from shareholder...................................           --           --       60,000
                                                                                  -----------  -----------  -----------
        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES.....................     (111,393)      64,012      112,974
                                                                                  -----------  -----------  -----------
(Decrease) increase in cash and cash equivalents................................      ( 9,233)     (10,573)      20,473
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR..........................        9,901       20,474            1
                                                                                  -----------  -----------  -----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR................................  $       668  $     9,901  $    20,474
                                                                                  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------
NON CASH ACTIVITY
  Investment acquired through issuance of debt..................................  $    11,948  $    18,100           --
                                                                                  -----------  -----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1998

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, REPORTING COMPREHENSIVE INCOME. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1998, 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health (excluding long-term care) and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    (CONTINUED)
Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consists principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity basis of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

2.  ACQUIRED BUSINESS

    In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS       GROSS
                                                  AMORTIZED    UNREALIZED  UNREALIZED     FAIR
                                                    COST         GAIN        LOSS         VALUE
                                                 -----------   ---------   ---------   -----------
December 31, 1998
Fixed maturities:
  Governments..................................  $   321,047   $  5,994    $    436    $   326,605
  Public utilities.............................      190,792      7,769       1,704        196,857
  Industrial and miscellaneous.................    1,723,183     79,137       6,451      1,795,869
  Other........................................       80,882      2,181          51         83,012
                                                 -----------   ---------   ---------   -----------
  Total fixed maturities.......................    2,315,904     95,081       8,642      2,402,343
  Equity securities............................      141,947     18,238       2,334        157,851
                                                 -----------   ---------   ---------   -----------
    Total......................................  $ 2,457,851   $113,319    $ 10,976    $ 2,560,194
                                                 -----------   ---------   ---------   -----------
                                                 -----------   ---------   ---------   -----------
December 31, 1997
Fixed maturities:
  Governments..................................  $   228,856   $  8,698    $     30    $   237,524
  Public utilities.............................      121,128      4,217          13        125,332
  Industrial and miscellaneous.................    1,932,894     77,442       1,625      2,008,711
  Other........................................       42,711      1,637          --         44,348
                                                 -----------   ---------   ---------   -----------
  Total fixed maturities.......................    2,325,589     91,994       1,668      2,415,915
  Equity securities............................       88,719     24,769       3,656        109,832
                                                 -----------   ---------   ---------   -----------
    Total......................................  $ 2,414,308   $116,763    $  5,324    $ 2,525,747
                                                 -----------   ---------   ---------   -----------
                                                 -----------   ---------   ---------   -----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1998, by contractual maturity, are shown below (in thousands).

                                                                         AMORTIZED       FAIR
                                                                           COST          VALUE
                                                                        -----------   -----------
Due in one year or less...............................................  $    89,349   $    89,935
Due after one year through five years.................................      759,046       775,131
Due after five years through ten years................................      614,280       640,042
Due after ten years...................................................      853,229       897,235
                                                                        -----------   -----------
Total.................................................................  $ 2,315,904   $ 2,402,343
                                                                        -----------   -----------
                                                                        -----------   -----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 36% and 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1998 and 1997, respectively. Loan commitments outstanding totaled $11,590,000 at December 31, 1998.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $19,978,000 and $2,548,000 at December 31, 1998 and 1997, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                              TAX
                                                             BEFORE-TAX    (BENEFIT)   NET-OF-TAX
                                                               AMOUNT       EXPENSE      AMOUNT
                                                             -----------  -----------  -----------
December 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  32,614    $ (11,562)   $  21,052
  Decrease (increase) in amortization of deferred policy
   acquisition costses.....................................         414         (145)         269
  Reclassification adjustment for gains realized in net
   income..................................................     (42,832)      14,991      (27,841)
                                                             -----------  -----------  -----------
Other comprehensive income (loss)..........................   $  (9,804)   $   3,284    $  (6,520)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  93,826    $ (33,796)   $  60,030
  Decrease (increase) in amortization of deferred policy
   acquisition costs.......................................      (2,096)         771       (1,325)
  Reclassification adjustment for gains realized in net
   income..................................................     (40,587)      14,205      (26,382)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $  51,143    $ (18,820)   $  32,323
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1996
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $ (61,450)   $  24,823    $ (36,627)
  Decrease (increase) in amortization of deferred policy
   acquisition costs.......................................       3,376       (1,316)       2,060
  Reclassification adjustment for gains realized in net
   income..................................................     (21,615)       7,565      (14,050)
                                                             -----------  -----------  -----------
Other comprehensive loss...................................   $ (79,689)   $  31,072    $ (48,617)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------

NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                                    1998       1997       1996
                                                                  ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities................................................  $ 160,163  $ 160,444  $ 141,973
Equity securities...............................................      8,656      9,306      6,682
Mortgage loans on real estate...................................     57,031     54,662     52,949
Policy loans....................................................      4,653      4,144      3,195
Short-term investments..........................................      1,701      2,851      5,175
Real estate and other investments...............................      8,194      4,635      5,358
                                                                  ---------  ---------  ---------
                                                                    240,398    236,042    215,332
Expenses........................................................     (6,355)    (7,318)    (9,309)
                                                                  ---------  ---------  ---------
                                                                  $ 234,043  $ 228,724  $ 206,023
                                                                  ---------  ---------  ---------
                                                                  ---------  ---------  ---------
NET REALIZED GAINS ON INVESTMENTS
Fixed maturities................................................  $  34,320  $  13,827  $   3,334
Equity securities...............................................      8,512     26,760     18,281
Mortgage loans on real estate...................................       (198)       301       (144)
Short-term investments..........................................          5         --         57
Real estate and other investments...............................      9,765        213      4,203
                                                                  ---------  ---------  ---------
                                                                  $  52,404  $  41,101  $  25,731
                                                                  ---------  ---------  ---------
                                                                  ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $2,460,316,000, $3,360,682,000 and $2,652,887,000 in 1998, 1997 and 1996, respectively. Gross gains of $44,360,000, $30,860,000 and $28,606,000 and gross losses of
$10,040,000, $17,033,000 and $25,272,000 were realized on the sales in 1998,
1997 and 1996, respectively.

FORTIS BENEFITS INSURANCE COMPANY

4.  DEFERRED POLICY ACQUISITION COSTS

    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                              INTEREST
                                                            SENSITIVE AND    ACCIDENT
                                              TRADITIONAL    INVESTMENT         AND
                                                 LIFE         PRODUCTS        HEALTH       TOTAL
                                              -----------  ---------------  -----------  ---------
Balance January 1, 1997.....................   $  33,157      $ 221,036      $  13,882   $ 268,075
Acquisition costs deferred..................          --         69,694             --      69,694
Acquisition costs amortized.................     (10,988)       (24,251)        (8,692)    (43,931)
Increased amortization of deferred
 acquisition costs from unrealized gains on
 available-for-sale securities..............          --         (2,096)            --      (2,096)
                                              -----------  ---------------  -----------  ---------
Balance, December 31, 1997..................      22,169        264,383          5,190     291,742
Acquisition costs deferred..................          --         69,921          3,226      73,147
Acquisition costs amortized.................      (7,609)       (20,256)        (5,500)    (33,365)
Decreased amortization of deferred
 acquisition costs from unrealized gains on
 available-for-sale securities..............          --            414             --         414
                                              -----------  ---------------  -----------  ---------
Balance, December 31, 1998..................   $  14,560      $ 314,462      $   2,916   $ 331,938
                                              -----------  ---------------  -----------  ---------
                                              -----------  ---------------  -----------  ---------

Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP was amortized in 1998.

During 1998, 1997 and 1996, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $3,357,000, $732,000 and $1,894,000, respectively.

5.  PROPERTY AND EQUIPMENT

    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                             1998       1997
                                                                           ---------  ---------
Land.....................................................................  $   1,900  $   1,900
Building and improvements................................................     24,319     24,148
Furniture and equipment..................................................     87,714     87,537
                                                                           ---------  ---------
                                                                             113,933    113,585
Less accumulated depreciation............................................    (83,221)   (70,812)
                                                                           ---------  ---------
Net property and equipment...............................................  $  30,712  $  42,773
                                                                           ---------  ---------
                                                                           ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES

    Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31
                                                                 -------------------------------
                                                                   1998       1997       1996
                                                                 ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables.......  $ 988,036  $ 947,711  $ 928,832
Add: Incurred losses related to:
  Current year.................................................    826,009    773,316    865,907
  Prior years..................................................    (27,973)   (59,634)   (64,094)
                                                                 ---------  ---------  ---------
    Total incurred losses......................................    798,036    713,682    801,813
Deduct: Paid losses related to:
  Current year.................................................    469,881    437,405    549,144
  Prior years..................................................    254,308    235,952    233,790
                                                                 ---------  ---------  ---------
    Total paid losses..........................................    724,189    673,357    782,934
                                                                 ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.....  $1,061,883 $ 988,036  $ 947,711
                                                                 ---------  ---------  ---------
                                                                 ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

The liability for unpaid accident and health claims includes $915,368,000, $854,940,000 and $805,510,000 of total disability income reserves as of December 31, 1998, 1997 and 1996, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FORTIS BENEFITS INSURANCE COMPANY

6.  ACCIDENT AND HEALTH RESERVES (CONTINUED)
In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

7.  FEDERAL INCOME TAXES

    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1998 and 1997 are as follows (in thousands):

                                                                             1998       1997
                                                                           ---------  ---------
Deferred tax assets:
  Separate account assets/liabilities....................................  $  87,300  $  56,620
  Reserves...............................................................     27,586     43,143
  Claims and benefits payable............................................      8,089     15,238
  Accrued liabilities....................................................     10,113      8,785
  Investments............................................................      3,861      4,795
  Other..................................................................      2,723      3,042
                                                                           ---------  ---------
    Total deferred tax assets............................................    139,672    131,623

Deferred tax liabilities:
  Deferred policy acquisition costs......................................     82,031     72,369
  Unrealized gains.......................................................     35,591     39,015
  Fixed assets...........................................................      3,150      3,914
  Investments............................................................        982      1,220
  Other..................................................................         14         68
                                                                           ---------  ---------
    Total deferred tax liabilities.......................................    121,768    116,586
                                                                           ---------  ---------
    Net deferred tax asset...............................................  $  17,904  $  15,037
                                                                           ---------  ---------
                                                                           ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Current............................................................  $  30,232  $  41,569  $  32,193
Deferred...........................................................        170     (6,449)    (1,094)
                                                                     ---------  ---------  ---------
                                                                     $  30,402  $  35,120  $  31,099
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $36,367,000, $58,859,000 and $16,434,000 in 1998, 1997 and 1996, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                              1998         1997        1996
                                                                               ---          ---         ---
Statutory income tax rate................................................        35.0%        35.0%       35.0%
Other, net...............................................................        (2.1)         (.6)        (.2)
                                                                                  ---          ---         ---
                                                                                 32.9%        34.4%       34.8%
                                                                                  ---          ---         ---
                                                                                  ---          ---         ---

FORTIS BENEFITS INSURANCE COMPANY

8.  ASSETS HELD IN SEPARATE ACCOUNTS

    Separate account assets at December 31 were as follows (in thousands):

                                                                           1998        1997
                                                                        ----------  ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder, rather than the Company, bears the investment risk...................  $3,707,687  $2,947,401
Assets of the separate accounts owned by the Company, at fair value...      34,716      31,221
                                                                        ----------  ----------
                                                                        $3,742,403  $2,978,622
                                                                        ----------  ----------
                                                                        ----------  ----------

9.  REINSURANCE

    In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,601,000, $5,742,000 and $6,144,000 of premium from First Fortis in 1998, 1997 and 1996, respectively. The Company has assumed $9,315,000, $5,452,000 and $3,599,000 of reserves in 1998, 1997 and 1996, respectively, from
First Fortis.

The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Life insurance.....................................................  $   6,983  $   8,159  $   8,680
Accident and health insurance......................................     13,862     13,712      6,793
                                                                     ---------  ---------  ---------
                                                                     $  20,845  $  21,871  $  15,473
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Life insurance.....................................................  $   4,549  $   2,973  $   7,225
Accident and health insurance......................................      9,465     14,781      5,993
                                                                     ---------  ---------  ---------
                                                                     $  14,014  $  17,754  $  13,218
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS

    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $47,341,000 free from such restrictions as December 31, 1998. Distributions in excess of this amount would require regulatory approval.

11. REGULATORY ACCOUNTING REQUIREMENTS

    Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. While the NAIC has recently completed a project to codify statutory accounting practices, which may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements, adoption by Minnesota is not anticipated before 2001.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

11. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                    NET INCOME (LOSS)         SHAREHOLDER'S EQUITY
                                             -------------------------------  --------------------
                                               1998       1997       1996       1998       1997
                                             ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices....  $  14,841  $  62,593  $  55,046  $ 478,405  $ 528,671
Deferred policy acquisition costs..........     39,782     25,763     27,190    331,938    291,742
Investment valuation differences...........        745       (497)    (2,219)   100,165     80,245
Deferred and uncollected premiums..........   (103,982)  (107,194)    (4,096)    (7,246)    (7,453)
Policy reserves............................     97,452     89,895    (19,873)  (156,889)  (150,649)
Commissions................................         --     (3,171)    (1,639)        --         --
Current income taxes payable...............        925      6,450      2,386    (10,920)     3,712
Deferred income taxes......................       (417)     6,449     (1,094)    17,904       (520)
Realized gains on investments..............        356        251      2,599         --         --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.....     22,748      9,644      2,335         --         --
Amortization of IMR, net of tax............     (7,128)    (6,315)    (6,130)        --         --
Write-off of investment....................         --    (11,705)        --         --         --
Pension expense............................         81     (4,153)        --     (6,440)    (6,137)
Guaranty Funds.............................         --         --      3,023         --         --
Property and equipment.....................         --         --         --      5,951     15,520
Interest maintenance reserve...............         --         --         --     68,968     53,348
Asset valuation reserve....................         --         --         --     90,986     75,939
Mortgage loans on real estate..............         --         --         --    (20,141)        --
Other, net.................................     (3,521)      (900)       664     (7,213)    (4,312)
                                             ---------  ---------  ---------  ---------  ---------
As reported herein.........................  $  61,882  $  67,110  $  58,192  $ 885,468  $ 880,106
                                             ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

12. TRANSACTIONS WITH AFFILIATED COMPANIES

    The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1998, 1997 and 1996, were $13,077,000, $12,015,000 and $13,319,000, respectively.
During 1997 Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $55,910,000 and $28,525,000 for years ended December 31, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,638,000, $72,105,000 and $68,616,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1998, 1997 and 1996, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in 1998 and 1997, the outstanding balance is considered a reasonable estimate of fair value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                                 (IN THOUSANDS)
                                                                                   DECEMBER 31
                                                              -----------------------------------------------------
                                                                        1998                        1997
                                                              -------------------------   -------------------------
                                                               CARRYING        FAIR        CARRYING        FAIR
                                                                AMOUNT         VALUE        AMOUNT         VALUE
                                                              -----------   -----------   -----------   -----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $ 2,402,343   $ 2,402,343   $ 2,415,915   $ 2,415,915
      Equity securities.....................................      157,851       157,851       109,832       109,832
  Mortgage loans on real estate.............................      610,131       662,984       602,064       661,055
  Policy loans..............................................       74,950        74,950        68,566        68,566
  Short-term investments....................................       31,868        31,868        70,537        70,537
  Assets held in separate accounts..........................    3,742,403     3,742,403     2,978,622     2,978,622
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $   923,102   $   894,019   $   977,495   $   945,558
  Debt......................................................       20,141        20,141        26,433        26,433
  Liabilities related to Separate Accounts..................    3,707,687     3,707,687     2,947,401     2,947,401

14. COMMITMENTS AND CONTINGENCIES

    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS

    The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,627,000, $1,594,000 and $1,354,000 for 1998, 1997 and 1996, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,610,000, $3,926,000 and $3,913,000 for 1998, 1997 and 1996, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1998, 1997 and 1996 were $0, $304,000 and $290,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $(5,200), $20,000 and $8,000 in 1998, 1997 and 1996, respectively, as claims were incurred.

FORTIS BENEFITS INSURANCE COMPANY

16. DEBT

    A summary of debt at December 31 for each year follows (in thousands):

                                                                               1998       1997
                                                                             ---------  ---------
Mortgage note bearing a floating interest rate of 200 basis points over
 LIBOR, (5.07% at December 31, 1998 and 5.84% at December 31, 1997)
 adjustable every six months, principal and interest due monthly, matures
 July 2001.................................................................  $   3,088  $   3,150
Mortgage note bearing fixed interest at 7.6% principal and interest due
 monthly, matures October 2002.............................................      5,105      5,183
Mortgage note bearing fixed interest at 6.52%, principal and interest due
 monthly, matures July 2009................................................      5,000         --
Mortgage note bearing fixed interest at 7.14%, principal and interest due
 monthly, matures April 2008...............................................      6,948         --
Mortgage note bearing a floating interest rate of 225 basis points over
 LIBOR.....................................................................         --     18,100
                                                                             ---------  ---------
                                                                             $  20,141  $  26,433
                                                                             ---------  ---------
                                                                             ---------  ---------

Maturities of the debt as of December 31, 1998 are as follows (in thousands):

1998...............................................................................  $     280
1999...............................................................................        344
2000...............................................................................      3,328
2001...............................................................................      5,030
2002...............................................................................        251
Thereafter.........................................................................     10,908
                                                                                     ---------
                                                                                     $  20,141
                                                                                     ---------
                                                                                     ---------

These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1998 and 1997 on this debt was approximately $1,362,000 and $1,075,000, respectively.

17. YEAR 2000 (UNAUDITED)

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The cost of the Company portion of the Year 2000 project is estimated at $27.7 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. As of December 31, 1998, approximately $15.5 million (pre-tax) had already been expensed. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) as of December 31, 1998, and the related statements of changes in net assets for each of the two years in the periods then ended, except for the Fortis Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts which are for the period May 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account C at December 31, 1998, and the individual and combined changes in its net assets for the periods described above, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
March 19, 1999

STATEMENTS OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1998

                                                                                              ATTRIBUTABLE TO FORTIS
                                                                              NET ASSETS AT     BENEFITS INSURANCE
                                                  SHARES          COST        MARKET VALUE           COMPANY
                                               ------------   -------------   -------------   ----------------------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     5,259,745   $ 135,621,415   $216,111,878          $       --
  U.S. Government Securities.................       962,649      10,630,806     10,519,922                  --
  Money Market...............................       885,585       9,840,933      9,797,759                  --
  Asset Allocation...........................     2,541,055      40,774,876     53,598,723                  --
  Diversified Income.........................       727,878       8,688,513      8,672,011                  --
  Global Growth..............................     3,879,500      62,495,772     87,552,169                  --
  Aggressive Growth..........................     2,869,286      37,535,977     47,918,797                  --
  Growth & Income............................     1,872,300      30,777,221     39,743,500                  --
  High Yield.................................       549,184       5,725,316      5,440,109                  --
  Global Asset Allocation....................       563,901       7,252,056      8,075,798                  --
  Global Bond................................       192,133       2,157,453      2,221,174                  --
  International Stock........................     1,612,783      21,350,078     23,357,616                  --
  Value......................................       905,950      12,167,683     13,023,205                  --
  S & P 500..................................     2,373,943      36,766,925     44,711,787                  --
  Blue Chip Stock............................     1,691,782      24,613,320     31,427,223           2,594,665
  Mid Cap Stock..............................       161,768       1,509,185      1,558,861             819,116
  Large Cap Growth...........................       260,764       2,706,350      3,140,748           1,023,777
  Small Cap Value............................       241,306       2,244,928      2,239,252             788,842
                                                              -------------   -------------           --------
Net assets...................................                 $ 452,858,807   $609,110,532          $5,226,400
                                                              -------------   -------------           --------
                                                              -------------   -------------           --------

                                                                                    NET ASSET VALUE FOR
                                                ATTRIBUTABLE TO     ACCUMULATION       VARIABLE LIFE
                                                 VARIABLE LIFE         UNITS       INSURANCE POLICIES PER
                                               INSURANCE POLICIES   OUTSTANDING      ACCUMULATION UNIT
                                               ------------------   ------------   ----------------------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     $216,111,878        7,307,257            $29.57
  U.S. Government Securities.................       10,519,922          597,089             17.62
  Money Market...............................        9,797,759          698,712             14.02
  Asset Allocation...........................       53,598,723        1,970,079             27.21
  Diversified Income.........................        8,672,011          477,587             18.16
  Global Growth..............................       87,552,169        4,062,037             21.55
  Aggressive Growth..........................       47,918,797        3,022,456             15.85
  Growth & Income............................       39,743,500        1,827,004             21.75
  High Yield.................................        5,440,109          422,237             12.88
  Global Asset Allocation....................        8,075,798          494,405             16.33
  Global Bond................................        2,221,174          167,453             13.26
  International Stock........................       23,357,616        1,447,501             16.14
  Value......................................       13,023,205          877,605             14.84
  S & P 500..................................       44,711,787        2,381,279             18.78
  Blue Chip Stock............................       28,832,558        1,571,906             18.34
  Mid Cap Stock..............................          739,745           76,735              9.64
  Large Cap Growth...........................        2,116,971          179,900             11.77
  Small Cap Value............................        1,450,410          154,731              9.37
                                               ------------------   ------------
Net assets...................................     $603,884,132       27,735,973
                                               ------------------   ------------
                                               ------------------   ------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998

                                                               FORTIS U.S.                                      FORTIS
                                               FORTIS GROWTH    GOVERNMENT    FORTIS MONEY    FORTIS ASSET   DIVERSIFIED
                                                   STOCK        SECURITIES       MARKET        ALLOCATION       INCOME
                                               -------------   ------------   -------------   ------------   ------------
OPERATIONS
Dividend income..............................  $ 10,011,623    $   604,612    $     417,836   $    95,130    $   516,581
Mortality and expense and policy advance
 charges.....................................    (2,172,350)      (108,978)         (97,182)     (532,382)       (89,921)
Net realized gain (loss) on investments......     5,194,040        198,574           47,621       555,821         77,069
Net unrealized appreciation (depreciation) of
 investments.................................    19,387,059        (18,374)         (24,618)    8,022,659       (130,599)
                                               -------------   ------------   -------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...................    32,420,372        675,834          343,657     8,141,228        373,130

CAPITAL TRANSACTIONS
Purchase of variable account units...........    16,114,322      4,401,606       15,648,521     6,247,649      2,923,619
Redemption of variable account units.........   (14,790,719)    (3,465,915)     (14,377,114)   (2,713,046)    (1,482,876)
Mortality and expense charges redeemed.......     2,172,350        108,978           97,182       532,382         89,921
Funding of subaccount by Fortis Benefits
 Insurance Company...........................            --             --               --            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --             --               --            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................            --             --               --            --             --
                                               -------------   ------------   -------------   ------------   ------------
Increase from capital transactions...........     3,495,953      1,044,669        1,368,589     4,066,985      1,530,664
Net assets at beginning of year..............   180,195,553      8,799,419        8,085,513    41,390,510      6,768,217
                                               -------------   ------------   -------------   ------------   ------------
Net assets at end of year....................  $216,111,878    $10,519,922    $   9,797,759   $53,598,723    $ 8,672,011
                                               -------------   ------------   -------------   ------------   ------------
                                               -------------   ------------   -------------   ------------   ------------

                                                  FORTIS         FORTIS
                                                  GLOBAL       AGGRESSIVE
                                                  GROWTH         GROWTH
                                               ------------   ------------
OPERATIONS
Dividend income..............................  $     92,908   $     78,258
Mortality and expense and policy advance
 charges.....................................      (965,714)      (457,512)
Net realized gain (loss) on investments......     1,873,640        452,032
Net unrealized appreciation (depreciation) of
 investments.................................     6,899,076      7,815,700
                                               ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...................     7,899,910      7,888,478
CAPITAL TRANSACTIONS
Purchase of variable account units...........     7,934,991      8,656,071
Redemption of variable account units.........    (7,198,093)    (4,140,981)
Mortality and expense charges redeemed.......       965,714        457,512
Funding of subaccount by Fortis Benefits
 Insurance Company...........................            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................            --             --
                                               ------------   ------------
Increase from capital transactions...........     1,702,612      4,972,602
Net assets at beginning of year..............    77,949,647     35,057,717
                                               ------------   ------------
Net assets at end of year....................  $ 87,552,169   $ 47,918,797
                                               ------------   ------------
                                               ------------   ------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998

                                            FORTIS                        FORTIS                       FORTIS
                                           GROWTH &     FORTIS HIGH    GLOBAL ASSET     FORTIS      INTERNATIONAL
                                            INCOME         YIELD        ALLOCATION    GLOBAL BOND      STOCK       FORTIS VALUE
                                          -----------   ------------   ------------   -----------   ------------   ------------
OPERATIONS
Dividend income.........................  $    10,771   $   428,836    $   561,799    $    94,052   $ 1,605,384    $    283,540
Mortality and expense and policy advance
 charges................................     (399,394)      (61,285)       (83,639)       (22,737)     (234,715)       (119,375)
Net realized gain (loss) on
 investments............................      459,331        47,340        151,193         11,737       346,030         205,629
Net unrealized appreciation
 (depreciation) of investments..........    3,655,009      (463,439)       347,862        145,597       815,560         401,780
                                          -----------   ------------   ------------   -----------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations..............    3,725,717       (48,548)       977,215        228,649     2,532,259         771,574
CAPITAL TRANSACTIONS
Purchase of variable account units......   10,810,093     2,313,861      2,107,553        646,464     7,684,870       6,707,673
Redemption of variable account units....   (2,405,271)   (1,552,255)    (1,150,806)      (456,482)   (2,727,690)       (914,596)
Mortality and expense charges
 redeemed...............................      399,394        61,285         83,639         22,737       234,715         119,375
Funding of subaccount by Fortis Benefits
 Insurance Company......................           --            --             --             --            --              --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount.......           --            --             --             --            --        (453,865)
Dividend income distribution to Fortis
 Benefits Insurance Company.............           --            --             --             --            --              --
                                          -----------   ------------   ------------   -----------   ------------   ------------
Increase from capital transactions......    8,804,216       822,891      1,040,386        212,719     5,191,895       5,458,587
Net assets at beginning of year.........   27,213,567     4,665,766      6,058,197      1,779,806    15,633,462       6,793,044
                                          -----------   ------------   ------------   -----------   ------------   ------------
Net assets at end of year...............  $39,743,500   $ 5,440,109    $ 8,075,798    $ 2,221,174   $23,357,616    $ 13,023,205
                                          -----------   ------------   ------------   -----------   ------------   ------------
                                          -----------   ------------   ------------   -----------   ------------   ------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998

                                                                     FORTIS        FORTIS        FORTIS        COMBINED
                                     FORTIS S & P   FORTIS BLUE      MID CAP      LARGE CAP     SMALL CAP      VARIABLE
                                         500         CHIP STOCK       STOCK        GROWTH         VALUE         ACCOUNT
                                     ------------   ------------   -----------   -----------   -----------   -------------
OPERATIONS
Dividend income....................  $    661,349   $   526,017    $     2,654   $      803    $   29,147    $  16,021,300
Mortality and expense and policy
 advance charges...................      (353,094)     (226,004)        (1,146)      (3,149)       (2,269)      (5,930,846)
Net realized gain (loss) on
 investments.......................     1,417,959       163,987           (551)        (599)       (2,161)      11,198,692
Net unrealized appreciation
 (depreciation) of investments.....     5,641,705     4,970,502         49,677      434,398        (5,675)      57,943,879
                                     ------------   ------------   -----------   -----------   -----------   -------------
Net increase (decrease) in net
 assets resulting from
 operations........................     7,367,919     5,434,502         50,634      431,453        19,042       79,233,025
CAPITAL TRANSACTIONS
Purchase of variable account
 units.............................    24,567,864    14,173,614        697,126    1,909,786     1,405,053      134,950,736
Redemption of variable account
 units.............................    (4,191,140)     (856,152)       (38,634)     (53,376)      (26,427)     (62,541,573)
Mortality and expense charges
 redeemed..........................       353,094       226,004          1,146        3,149         2,269        5,930,846
Funding of subaccount by Fortis
 Benefits Insurance Company........            --            --        850,000      850,000       850,000        2,550,000
Redemption of Fortis Benefits
 Insurance Company investment in
 subaccount........................    (2,506,810)      (74,424)            --           --            --       (3,035,099)
Dividend income distribution to
 Fortis Benefits Insurance
 Company...........................            --       (43,474)        (1,411)        (264)      (10,685)         (55,834)
                                     ------------   ------------   -----------   -----------   -----------   -------------
Increase from capital
 transactions......................    18,223,008    13,425,568      1,508,227    2,709,295     2,220,210       77,799,076
Net assets at beginning of year....    19,120,860    12,567,153             --           --            --      452,078,431
                                     ------------   ------------   -----------   -----------   -----------   -------------
Net assets at end of year..........  $ 44,711,787   $31,427,223    $ 1,558,861   $3,140,748    $2,239,252    $ 609,110,532
                                     ------------   ------------   -----------   -----------   -----------   -------------
                                     ------------   ------------   -----------   -----------   -----------   -------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                               FORTIS U.S.                                      FORTIS
                                               FORTIS GROWTH    GOVERNMENT    FORTIS MONEY    FORTIS ASSET   DIVERSIFIED
                                                   STOCK        SECURITIES       MARKET        ALLOCATION       INCOME
                                               -------------   ------------   -------------   ------------   ------------
OPERATIONS
Dividend income..............................  $     16,536    $   600,561    $     318,907   $ 5,630,084    $   458,290
Mortality and expense and policy advance
 charges.....................................    (1,928,584)       (91,178)         (89,913)     (435,946)       (71,161)
Net realized gain (loss) on investments......     3,421,669        173,173          (22,812)      526,622         56,634
Net unrealized appreciation (depreciation) of
 investments.................................    16,067,592        (74,889)         117,253       496,493        101,815
                                               -------------   ------------   -------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...................    17,577,213        607,667          323,435     6,217,253        545,578

CAPITAL TRANSACTIONS
Purchase of variable account units...........    18,101,571      2,337,630       11,107,675     5,874,956      1,770,902
Redemption of variable account units.........   (10,430,951)    (2,340,875)     (10,678,593)   (2,133,574)    (1,053,700)
Mortality and expense charges redeemed.......     1,928,584         91,178           89,913       435,946         71,161
Funding of subaccount by Fortis Benefits
 Insurance Company...........................            --             --               --            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --             --               --            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................            --             --               --            --             --
                                               -------------   ------------   -------------   ------------   ------------
Increase from capital transactions...........     9,599,204         87,933          518,995     4,177,328        788,363
Net assets at beginning of year..............   153,019,136      8,103,819        7,243,083    30,995,929      5,434,276
                                               -------------   ------------   -------------   ------------   ------------
Net assets at end of year....................  $180,195,553    $ 8,799,419    $   8,085,513   $41,390,510    $ 6,768,217
                                               -------------   ------------   -------------   ------------   ------------
                                               -------------   ------------   -------------   ------------   ------------

                                                  FORTIS         FORTIS         FORTIS
                                                  GLOBAL       AGGRESSIVE      GROWTH &
                                                  GROWTH         GROWTH         INCOME
                                               ------------   ------------   ------------
OPERATIONS
Dividend income..............................  $         --   $        473   $    836,584
Mortality and expense and policy advance
 charges.....................................      (840,959)      (325,707)      (219,629)
Net realized gain (loss) on investments......     1,027,708         28,215        145,502
Net unrealized appreciation (depreciation) of
 investments.................................     3,834,048      1,389,881      3,656,481
                                               ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...................     4,020,797      1,092,862      4,418,938
CAPITAL TRANSACTIONS
Purchase of variable account units...........    15,303,244     12,628,674     11,389,955
Redemption of variable account units.........    (4,139,111)    (1,470,664)      (743,822)
Mortality and expense charges redeemed.......       840,959        325,707        219,629
Funding of subaccount by Fortis Benefits
 Insurance Company...........................            --             --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --             --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................            --             --             --
                                               ------------   ------------   ------------
Increase from capital transactions...........    12,005,092     11,483,717     10,865,762
Net assets at beginning of year..............    61,923,758     22,481,138     11,928,867
                                               ------------   ------------   ------------
Net assets at end of year....................  $ 77,949,647   $ 35,057,717   $ 27,213,567
                                               ------------   ------------   ------------
                                               ------------   ------------   ------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                                FORTIS
                                                                GLOBAL                       FORTIS
                                               FORTIS HIGH       ASSET        FORTIS      INTERNATIONAL    FORTIS
                                                  YIELD       ALLOCATION    GLOBAL BOND      STOCK          VALUE
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $     6,334    $  308,250    $    74,264   $   625,067    $   374,828
Mortality and expense and policy advance
 charges.....................................      (43,646)      (55,228)       (19,097)     (139,293)       (37,738)
Net realized gain (loss) on investments......       84,353        47,142         (1,793)      134,574         56,719
Net unrealized appreciation (depreciation) of
 investments.................................      260,719       259,453        (62,340)      524,447        361,973
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      307,760       559,617         (8,966)    1,144,795        755,782
CAPITAL TRANSACTIONS
Purchase of variable account units...........    2,950,385     2,349,695        752,268     6,913,720      5,531,019
Redemption of variable account units.........   (1,371,034)     (472,728)      (623,679)   (1,225,184)      (734,522)
Mortality and expense charges redeemed.......       43,646        55,228         19,097       139,293         37,738
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --             --            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --         (8,848)
                                               ------------   -----------   -----------   ------------   -----------
Increase from capital transactions...........    1,622,997     1,932,195        147,686     5,827,829      4,825,387
Net assets at beginning of year..............    2,735,009     3,566,385      1,641,086     8,660,838      1,211,875
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $ 4,665,766    $6,058,197    $ 1,779,806   $15,633,462    $ 6,793,044
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------


                                                                                COMBINED
                                               FORTIS S & P    FORTIS BLUE      VARIABLE
                                                    500         CHIP STOCK       ACCOUNT
                                               -------------   ------------   -------------
OPERATIONS
Dividend income..............................   $    294,610   $    52,416    $   9,597,204
Mortality and expense and policy advance
 charges.....................................       (100,810)      (57,714)      (4,456,603)
Net realized gain (loss) on investments......        200,711        16,021        5,894,438
Net unrealized appreciation (depreciation) of
 investments.................................      1,996,353     1,516,126       30,445,405
                                               -------------   ------------   -------------
Net increase (decrease) in net assets
 resulting from operations...................      2,390,864     1,526,849       41,480,444
CAPITAL TRANSACTIONS
Purchase of variable account units...........     16,661,529     8,266,243      121,939,466
Redemption of variable account units.........     (3,472,986)     (109,173)     (41,000,596)
Mortality and expense charges redeemed.......        100,810        57,714        4,456,603
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --            --               --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............             --            --               --
Dividend income distribution to Fortis
 Benefits Insurance Company..................        (32,520)      (23,901)         (65,269)
                                               -------------   ------------   -------------
Increase from capital transactions...........     13,256,833     8,190,883       85,330,204
Net assets at beginning of year..............      3,473,163     2,849,421      325,267,783
                                               -------------   ------------   -------------
Net assets at end of year....................   $ 19,120,860   $12,567,153    $ 452,078,431
                                               -------------   ------------   -------------
                                               -------------   ------------   -------------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

DECEMBER 31, 1998

1.  GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of the Harmony Investment Life and Wall Street Series policies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  INVESTMENTS
    There are eighteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Series). Investments in shares of the Series are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:

YEAR ENDED DECEMBER 31, 1998:

                                            SHARES
                                    -----------------------     COST OF      COST OF SALES/
                                    PURCHASED       SOLD       PURCHASES      REDEMPTIONS
                                    ----------   ----------   ------------   --------------
    Fortis Series Fund, Inc.:
      Growth Stock................    729,677       388,040   $ 26,125,945    $ 9,596,679
      U.S. Government
       Securities.................    456,835       318,071      5,006,218      3,267,341
      Money Market................  1,455,023     1,287,790     16,066,357     14,329,493

                                            SHARES
                                    -----------------------     COST OF      COST OF SALES/
                                    PURCHASED       SOLD       PURCHASES      REDEMPTIONS
                                    ----------   ----------   ------------   --------------
      Asset Allocation............    334,518       142,687   $  6,342,779    $ 2,157,225
      Diversified Income..........    285,468       122,389      3,440,200      1,405,807
      Global Growth...............    376,880       339,005      8,027,899      5,324,453
      Aggressive Growth...........    615,389       283,998      8,734,329      3,688,949
      Growth & Income.............    541,513       120,216     10,820,864      1,945,940
      High Yield..................    263,774       147,833      2,742,697      1,504,915
      Global Asset Allocation.....    188,040        80,102      2,669,352        999,613
      Global Bond.................     65,856        40,879        740,516        444,745
      International Stock.........    627,164       184,515      9,290,254      2,381,660
      Value.......................    494,519        94,739      6,991,213      1,162,832
      S&P 500.....................  1,494,482       401,256     25,229,213      5,279,991
      Blue Chip Stock.............    896,941        57,169     14,699,631        810,063
      Mid Cap Stock...............    166,528         4,760      1,549,780         40,596
      Large Cap Growth............    266,175         5,412      2,760,589         54,239
      Small Cap Value.............    245,700         4,393      2,284,200         39,273

YEAR ENDED DECEMBER 31, 1997:

                                           SHARES
                                    ---------------------     COST OF      COST OF SALES/
                                    PURCHASED      SOLD      PURCHASES      REDEMPTIONS
                                    ----------   --------   ------------   --------------
    Fortis Series Fund, Inc.:
      Growth Stock................    523,134     299,772   $ 18,118,107    $ 7,009,282
      U.S. Government
       Securities.................    276,469     218,751      2,938,191      2,167,703
      Money Market................  1,034,680     963,476     11,426,582     10,701,404
      Asset Allocation............    649,160     113,966     11,505,040      1,606,952
      Diversified Income..........    189,118      88,862      2,229,192        997,065
      Global Growth...............    787,179     205,436      5,303,244      3,111,402
      Aggressive Growth...........  1,000,432     113,159     12,629,147      1,442,450
      Growth & Income.............    706,056      41,743     12,226,539        598,320
      High Yield..................    286,488     131,597      2,956,719      1,286,680
      Global Asset Allocation.....    203,227      36,183      2,657,945        425,586
      Global Bond.................     76,577      57,378        826,532        625,473
      International Stock.........    564,562      90,535      7,538,787      1,090,609
      Value.......................    453,158      55,272      5,905,847        686,651
      S&P 500.....................  1,245,489     270,028     16,956,139      3,304,795
      Blue Chip Stock.............    617,149       9,949      8,318,659        117,053

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1998:

                                                    NUMBER OF     COST OF
                                                     SHARES       SHARES
                                                    ---------   -----------
      Fortis Series Fund, Inc.:
        Blue Chip Stock...........................   139,675    $ 1,419,801
        Mid Cap Stock.............................    85,002        849,908
        Large Cap Growth..........................    85,000        850,044
        Small Cap Value...........................    85,007        848,864

4.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

Fortis Benefits assumes all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, there is currently no premium expense charge to reimburse Fortis Benefits for premium taxes or similar expenses it may have to pay. However, Fortis Benefits reserves the right to impose a charge of 3.0% of premium for the Wall Street Series Survivor and a charge of 2.5% for all other Wall Street Series Policies.

For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

      - Monthly cost of insurance.

      - Monthly cost of any optional insurance benefits added by rider.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, the monthly deductions from policy value are as follows:

      - For Wall Street Series VUL 100, VUL 220 and VUL 500 a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

      - For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

For Harmony Investment Life policies, the monthly deductions from policy value are as follows:

      - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

      - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

      - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first twelve policy months.

ACCOUNT VALUE BASED CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Series Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

5.  SURRENDER CHARGES
    For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for all Wall Street policies is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face amount increases.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges are included in redemptions and are paid directly to Fortis Benefits. Surrender charges collected by Fortis Benefits were $5,034,170 and $4,221,397 in 1998 and 1997, respectively.

6.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

7.  RELATED PARTY TRANSACTIONS
    Fortis Advisers, Inc. (an affiliate of Fortis Benefits) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $17,790,513 and $14,415,172 in 1998 and 1997, respectively.

8.  YEAR 2000 ISSUE (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits, Fortis Advisers and certain other third parties.

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by mid 1999.

The costs related to the Year 2000 issue are not expected to have a material impact on Fortis Benefits' and Fortis Advisers' results of operations or financial condition. This expectation is subject to the uncertainties that could cause actual results to differ materially.

Factors that could influence the total costs to be incurred by Fortis Benefits and Fortis Advisers in connection with the Year 2000 issue include the ability of Fortis Benefits and Fortis Advisers to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with Fortis Benefits and Fortis Advisers to successfully address their Year 2000 issues.

Fortis Benefits and Fortis Advisers are evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on Fortis Benefits' and Fortis Advisers' operations. The potential materiality of any such impact is not entirely known at this time. Fortis Benefits and Fortis Advisers are closely monitoring these entities to avoid any unforeseen circumstances.

Fortis Benefits' and Fortis Advisers' Year 2000 project includes establishing Year 2000 contingency plans for all key business units. These plans are being developed and are expected to be substantially complete by the end of the first quarter of 1999. These plans will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

                           INDEX OF WORDS AND PHRASES

    This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                          PAGE TO SEE IN
DEFINED TERM                              THIS PROSPECTUS
-------------------------------------  ---------------------
alternative death benefit............                5
amount at risk.......................                7
automatic rebalancing................                4
basis................................               23
beneficiary..........................               25
cash value...........................                9
close of business....................               27
Code.................................               22
cost of insurance rates..............                7
death benefit........................                5
dollar cost averaging................                4
face amount..........................                5
Fortis...............................               21
full surrender.......................               12
Fund.................................                3
general account option...............               28
grace period.........................                9
guaranteed death benefit.............                9
guaranteed death benefit charge......                7
insured person.......................                5
investment option....................                3
lapse................................                9
maturity, maturity date..............                5
modified endowment contract..........               15
monthly administrative charge........                6
monthly anniversary                                 28
monthly insurance charge.............                7
monthly deduction....................                6
owner................................               15

                                          PAGE TO SEE IN
DEFINED TERM                              THIS PROSPECTUS
-------------------------------------  ---------------------
partial withdrawal...................               13
payment option.......................               13
planned periodic premium.............                9
Policy anniversary...................               27
policy date..........................               27
Policy loan..........................               13
policy value.........................                4
premium payments.....................                3
premiums.............................                3
prospectus...........................                2
recommended monthly minimum
  premiums...........................                3
reduced interest rate for policy
  loans..............................               13
reinstate, reinstatement.............                9
rider................................               11
separate account.....................               21
Separate Account C...................               21
seven-pay test.......................               22
subaccounts..........................               21
surrender............................               12
surrender charge.....................                7
surrender value......................               12
surviving insured....................                1
telephone transfers..................               15
transfers............................               10
valuation date, period...............               27
we...................................               21
you, your............................               15



    We have filed a registration statement relating to Variable Account C and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.


    THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      Facing Sheet.

      Cross-Reference Table. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Prospectus, consisting of 61 pages.

      Undertaking to File Reports. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Undertaking pursuant to Rule 484(b)(1) under the Securities
      Act of 1933. (Filed as a part of the initial Form S-6
      Registration Statement on December 21, 1995).

      Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

      Signatures.

      Written Consents of the following persons:

            Renee C. West, FSA, MAAA (filed with Exhibit 6 below).

            Douglas R. Lowe, Esq. (filed with Exhibit 3 below).

            Ernst & Young LLP, Independent Auditors.

      The following exhibits:

      1A.   (1)   --Resolution of Board of Directors of Fortis
                  Benefits (under its prior name, Western Life
                  Insurance Company) effecting the establishment of Variable Account C (incorporated by reference from
                  Exhibit 1.A(1) to registrant's Form S-6
                  Registration Statement, File No. 33-28551, filed on May 5, 1989).

            (2)   --Not applicable

            (3)   --(a) Distribution Agreement between Fortis
                  Benefits and Fortis Investors, Inc. (incorporated by reference from Exhibit No. 3(a) to Post-
                  Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994).

                  --(b) Form of Dealer Sales Agreement (incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994).

                  --(c) Schedule of sales commissions (incorporated by reference from "Distribution of the Policies" in the attached prospectus).

            (4)   --Not applicable

            (5) --(a) Specimen Flexible Premium Survivorship Variable Life Insurance Policy. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).


                  --(b) Form of Guaranteed Benefit Rider,
                  Joint Insured Waiver of Monthly Deductions Rider, Joint Insured Waiver of Selected Amount Rider, Second-To-Die Rider, First-To-Die Rider,
                  Estate Protector Rider, Extended Maturity Option Endorsement, Joint Aviation Exclusion Rider, Accelerated Benefit Rider, Additional Insured Rider, and Primary Insured Rider. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(c) Form of Waiver of Monthly Deductions Rider (incorporated by reference from Exhibit 1.A(5)(c) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on August 18, 1989).

                  --(d) Form of Waiver of Selected Amount Rider (incorporated by reference from Exhibit 5(d) to Post-Effective Amendment No. 9 to the registrant's Form S-6 Registration Statement, File No. 33-28551, filed April 29, 1994).

            (6) --(a) Articles of Incorporation of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(b) Bylaws of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17,
                  1986).

                  --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2, 1992).

            (7)   --Not applicable.

            (8)   --Not applicable.

            (9)   --Not applicable.

            (10)  --(a) Application Form for Flexible Premium
                  Survivorship Variable Life Insurance Policy and
                  Form of Temporary Insurance Agreement. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (incorporated by reference from Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on March 2, 1992).

      2.    --See Exhibit 1.A(5) above.

      3. --Opinion and consent of counsel as to the legality of Securities being registered. (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on February 16, 1996).

      4.    --Not applicable.

      5.    --Not applicable.

      6. --(a) Opinion and consent of actuary (Filed as part of the initial filing of this Form S-6 Registration Statement on December 21, 1995).


            --(b) Supplemental Opinion and Consent of Actuary.


      7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

      8. --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13) (v)(B) under the Investment Company Act of 1940. (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision.)

      9.    Not Applicable


      10. --Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12) (iii). (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).



      11. --Power of Attorney for Messrs, Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler and Greiter (incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement, File No. 33-73138, filed on December 17, 1993).

      12.   Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, State of Minnesota, this 1st day of April, 1999. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.

                                   FORTIS BENEFITS INSURANCE COMPANY


                                   By:  /s/ Robert Brian Pollock
                                        ---------------------------------
                                        Robert Brian Pollock, President

     Attest:   /s/ Douglas R. Lowe
               -----------------------------
               Douglas R. Lowe
               Associate General Counsel --
               Life and Investment Products

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 1, 1999.

/s/ Robert Brian Pollock
---------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)

/s/ Michael John Peninger
---------------------------------------------
Michael John Peninger, Senior Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ Dean Conrad Kopperud
---------------------------------------------
Dean Conrad Kopperud, Director

*
 --------------------------------------------
 Allen Royal Freedman, Chairman of the Board

*
 --------------------------------------------
 J. Kerry Clayton, Director

*
 --------------------------------------------
 Arie Aristide Fakkert, Director


* By: /s/ Robert Brian Pollock
     ----------------------------------------
     Robert Brian Pollock -- Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 1st day of April, 1999.

                              VARIABLE ACCOUNT C
                              OF FORTIS BENEFITS INSURANCE COMPANY

                              By: FORTIS BENEFITS INSURANCE COMPANY
                                   (Depositor)




                              By:  /s/ Robert Brian Pollock
                                  ------------------------------------
                                   Robert Brian Pollock, President



                         Attest:    /s/ Douglas R. Lowe
                                   ------------------------------------
                                   Douglas R. Lowe,
                                   Associate General Counsel-
                                   Life and Investment Products

                   Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 19, 1999 on the financial statements of Fortis Benefits Insurance Company and our report dated March 19, 1999 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 33-65243) and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium variable life insurance policies.


                                             /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 23, 1999

                                INDEX TO EXHIBITS


  6(b).      Supplemental Opinion and Consent of Actuary